Exhibit 99.1

                                THE MORTGAGE POOL

GENERAL

               References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the initial mortgage loans as of the Cut-off Date.

               The mortgage pool consists of two groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans with conforming and non-conforming loan balances secured by first liens on mortgaged properties. The Group 2 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans with conforming loan balances secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

               The mortgage pool includes the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 and Loan Group 2 (each, a "Group 1 subsequent mortgage loan" or "Group 2 subsequent mortgage loan", as applicable). The initial mortgage loans are the mortgage loans that were deposited into the trust on the Closing Date. The Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans will be purchased with amounts on deposit in the related pre-funding account described in the prospectus supplement.

               The Seller conveyed the initial mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and the company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Agreement. The company will convey the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans will be acquired with amounts on deposit in the Group 1 Pre-Funding Account pursuant to the Group 1 Subsequent Transfer Instrument. The Group 2 subsequent mortgage loans will be acquired with amounts on deposit in the Group 2 Pre-Funding Account pursuant to the Group 2 Subsequent Transfer Instrument. The Seller made certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and will make certain representations and warranties with respect to the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans in the Group 1 subsequent mortgage loan purchase agreement and Group 2 subsequent mortgage loan purchase agreement. These representations and warranties will be assigned by the company to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

               All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary "due-on-sale" clause.

MORTGAGE RATE ADJUSTMENT

               The mortgage rate on the mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally one month, three months, six months, one year, two years, three years, five years, seven years or ten years, in each case on each applicable adjustment date to a rate equal to


                                      99-1
the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

               The mortgage rate on substantially all of the initial mortgage loans in Loan Group 1 and Loan Group 2 adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

               Substantially all of the initial mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.




                                      99-2

INDICES ON THE MORTGAGE LOANS

               The index applicable to the determination of the mortgage rate on approximately 97.26% and 99.00% (in each case, by aggregate outstanding principal balance of the related initial mortgage loans as of the Cut- off Date) of the initial Group 1 Loans and initial Group 2 Loans, respectively, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

               The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

                                 SIX-MONTH LIBOR


MONTH             1997       1998       1999       2000       2001       2002       2003       2004
-----             ----       ----       ----       ----       ----       ----       ----       ----
January           5.71%      5.75%      5.04%      6.23%      5.36%      1.99%      1.35%      1.21%
February          5.68       5.78       5.17       6.32       4.96       2.06       1.34       1.10
March             5.96       5.80       5.08       6.53       4.71       2.33       1.26       1.09
April             6.08       5.87       5.08       6.61       4.23       2.10       1.29       1.10
May               6.01       5.81       5.19       7.06       3.91       2.09       1.22       1.11
June              5.94       5.87       5.62       7.01       3.83       1.95       1.12       1.36
July              5.83       5.82       5.65       6.88       3.70       1.86       1.15       1.99
August            5.86       5.69       5.90       6.83       3.48       1.82       1.21
September         5.85       5.36       5.96       6.76       2.53       1.75       1.18
October           5.81       5.13       6.13       6.72       2.17       1.62       1.22
November          6.04       5.28       6.04       6.68       2.10       1.47       1.25
December          6.01       5.17       6.13       6.20       1.98       1.38       1.22

               The index applicable to the determination of the mortgage rate on approximately 1.89% and 0.79% (in each case, by aggregate outstanding principal balance of the related initial mortgage loans as of the Cut- off Date) of the initial mortgage loans in Loan Group 1 and the initial mortgage loans in Loan Group 2, respectively, is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

               The index applicable to the determination of the mortgage rate on approximately 0.69% and 0.12% (in each case, by aggregate outstanding principal balance of the related initial mortgage loans as of the Cut- off Date) of the initial mortgage loans in Loan Group 1 and the initial mortgage loans in Loan Group 2, respectively, will be based on One-Month LIBOR. One-Month LIBOR will be a per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market


                                      99-3
based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

               The index applicable to the determination of the mortgage rate on approximately 0.15% and 0.08% (in each case, by aggregate outstanding principal balance of the related initial mortgage loans as of the Cut- off Date) of the initial mortgage loans in Loan Group 1 and the initial mortgage loans in Loan Group 2, respectively, will be based on Three-Month LIBOR. Three-Month LIBOR will be a per annum rate equal to the average of interbank offered rates for three-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

PREPAYMENT CHARGES

               Approximately 71.52% of the initial mortgage loans in Loan Group 1 and 72.59% of the initial mortgage loans in Loan Group 2, provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within six months, one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

               Substantially all mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy.

               Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.01% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.



                                      99-4

               Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 22.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least 35.00% of the Allowable Claim.

               With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the initial mortgage loans range from 0.270% to 2.810% of the Stated Principal Balance of the related Radian PMI Insured Loan and the Radian PMI Rates for the initial mortgage loans have a weighted average of approximately 1.203%.

               To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Certificate Insurer.

               Each mortgage loan is required to be covered by a standard hazard insurance policy.

               SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

SAMPLE MORTGAGE LOAN CHARACTERISTICS

               The statistical information included in this exhibit with respect to the mortgage loans is based on a pool of 7,622 initial mortgage loans, 70.96% of which are in Loan Group 1 and 29.04% of which are in Loan Group 2. References to percentages of the initial mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the initial mortgage loans as of the Cut-off Date.

LOAN GROUP 1

               The initial Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,355,338,924, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the initial Group 1 Loans are secured by first liens on the related mortgaged property.

               The average principal balance of the initial Group 1 Loans at origination was approximately $267,726. No initial Group 1 Loan had a principal balance at origination of greater than approximately $1,260,000 or less than approximately $22,050. The average principal balance of the initial Group 1 Loans as of the Cut-off Date was approximately $267,431. No initial Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,260,000 or less than approximately $21,984.

               As of the Cut-off Date, the initial Group 1 Loans had mortgage rates ranging from approximately 2.750% per annum to approximately10.000% per annum and the weighted average mortgage rate was approximately 5.581% per annum. The weighted average remaining term to stated maturity of the initial Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the initial Group 1 Loans will


                                      99-5
have a first Due Date prior to September 1, 2003, or after October 1, 2004, or will have a remaining term to maturity of less than 348 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial Group 1 Loan is September 1, 2034.

               Approximately 0.04%, 3.96%, 0.72%, 49.16%, 0.14% and 4.44% of the
initial Group 1 Loans have initial interest only periods of six months, two, three, five, seven and ten years, respectively.

               The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the initial Group 1 Loans was approximately 79.98%. No loan-to-value ratio at origination of any initial Group 1 Loan was greater than approximately 100.00% or less than approximately 12.90%.

               None of the initial Group 1 Loans are buydown mortgage loans.

               None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

               Substantially all of the initial Group 1 Loans will not have reached their first adjustment date as of the Closing Date.

               Approximately 71.52% of the initial Group 1 Loans provide for prepayment charges.

               Approximately 19.07% and 12.37% of the initial Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the initial Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.225% per annum.

               With respect to substantially all of the Group 1 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

               Set forth below is a description of certain additional characteristics of the initial Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.





                                      99-6



                            MORTGAGE LOAN PROGRAMS(1)



                                                                                              WEIGHTED
                                                                                   WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE     REMG.        AVERAGE    AVERAGE
                                              NO. OF       % OF      AVERAGE        GROSS       TERM        CREDIT    ORIGINAL
LOAN PROGRAMS             CURRENT BALANCE     LOANS       TOTAL      BALANCE         WAC      (MONTHS)      SCORE       LTV
--------------------- -------------------- ----------- ---------- -------------- ---------- ----------- ----------  -----------
30Y LIB 1M ..........   $      399,000            1        0.03%      $399,000      3.125     360.00%       747        70.00%
30Y LIB 1M-IO .......        8,899,350           22        0.66        404,516      4.362     359.59        715        73.13
30Y LIB 3M-IO .......        2,092,200            5        0.15        418,440      4.386     359.81        677        77.16
30Y LIB 6M ..........       17,258,739           69        1.27        250,127      6.178     359.37        676        80.51
30Y LIB 6M-IO .......      146,934,504          438       10.84        335,467      5.209     359.56        703        77.35
30Y LIB 12M .........        1,222,161            4        0.09        305,540      5.252     359.91        674        75.51
30Y LIB 12M-IO ......        5,270,550           16        0.39        329,409      5.853     359.95        712        80.59
1/29 LIB 6M .........          951,393            3        0.07        317,131      4.685     359.61        736        81.72
2/28 LIB 6M .........      311,141,683        1,359       22.96        228,949      5.552     357.79        684        85.35
2/28 LIB 6M-IO ......      403,132,818        1,214       29.74        332,070      5.834     359.33        691        80.03
3/27 LIB 6M .........      212,893,848        1,099       15.71        193,716      5.331     358.08        681        80.85
3/27 LIB 6M-IO ......      144,634,947          531       10.67        272,382      5.568     359.36        697        75.74
3/1 LIB 12M .........          744,687            3        0.05        248,229      5.689     359.23        695        69.02
3/1 LIB 12M-IO ......        4,672,325            7        0.34        667,475      5.321     357.84        712        72.63
5/25 LIB 6M .........       12,500,322           52        0.92        240,391      6.097     359.40        693        72.05
5/25 LIB 6M-IO ......       60,546,618          204        4.47        296,797      5.767     359.44        718        72.02
5/1 LIB 12M .........        1,142,627            2        0.08        571,314      5.881     359.39        737        73.87
5/1 LIB 12M-IO ......        7,292,300           10        0.54        729,230      6.181     358.38        728        74.01
7/23 LIB 6M .........          147,293            1        0.01        147,293      6.000     360.00        737        80.00
7/23 LIB 6M-IO ......        3,896,400            8        0.29        487,050      5.636     355.84        714        71.35
7/1 LIB 12M .........          739,351            2        0.05        369,676      5.433     358.00        716        70.27
7/1 LIB 12M-IO ......        1,774,550            5        0.13        354,910      5.319     358.00        685        67.86
10/20 LIB 6M ........        2,889,835            5        0.21        577,967      5.323     358.04        780        71.29
10/20 LIB 6M-IO .....        1,340,000            2        0.10        670,000      5.545     358.00        707        66.57
10/1 LIB 12M ........        1,058,822            2        0.08        529,411      5.508     358.00        726        60.40
10/1 LIB 12M-IO .....        1,762,600            4        0.13        440,650      5.529     358.00        684        74.72
                        --------------        -----      ------       --------      -----     ------        ---        -----
            Total ...   $1,355,338,924        5,068      100.00%      $267,431      5.581     358.79%       692        79.98%
                        ==============        =====      ======
____________

(1) A mortgage loan with a loan program including the term "30Y LIBOR 1MO" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 3MO" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 6MO" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 12MO" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "1/29 LIBOR 6MO" has a term of 30 years, the first one of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6MO" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi- annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1 LIBOR 12MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six- Month LIBOR. A mortgage loan with a loan program including the term "5/1 LIBOR 12MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/1 LIBOR 12MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/1 LIBOR 12MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR . A mortgage loan with a loan program including the term "10/20 LIBOR 6MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter

                                      99-7
the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. Any mortgage loan with a loan program including the term "IO" has an interest only period.



                                                 PRINCIPAL BALANCES AS OF ORIGINATION

                                                                                                    WEIGHTED
                                                                                         WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                                         AVERAGE     REMG.        AVERAGE    AVERAGE
RANGE OF MORTGAGE                                  NO. OF       % OF      AVERAGE        GROSS       TERM        CREDIT    ORIGINAL
LOAN PRINCIPAL BALANCES        CURRENT BALANCE     LOANS       TOTAL      BALANCE         WAC      (MONTHS)      SCORE       LTV
------------------------    -------------------- ----------- ---------- -------------- ---------- ----------- ----------  ----------
     0.01  -    50,000.00 ..   $    1,537,260          38        0.11%    $   40,454       5.876     357.29%       712      84.19%
50,000.01  -   100,000.00 ..       57,119,636         684        4.21         83,508       5.843     358.50        684      80.46
100,000.01 -   150,000.00 ..      118,970,333         985        8.78        120,782       5.735     358.63        687      81.63
150,000.01 -   200,000.00 ..       94,002,515         539        6.94        174,402       5.728     358.67        687      81.42
200,000.01 -   250,000.00 ..      103,061,138         460        7.60        224,046       5.635     358.72        690      81.00
250,000.01 -   300,000.00 ..       99,807,372         365        7.36        273,445       5.645     358.84        697      80.48
300,000.01 -   350,000.00 ..      143,269,105         436       10.57        328,599       5.589     358.95        694      80.48
350,000.01 -   400,000.00 ..      202,287,291         540       14.93        374,606       5.525     358.85        693      80.84
400,000.01 -   450,000.00 ..      137,100,898         323       10.12        424,461       5.493     358.91        700      80.64
450,000.01 -   500,000.00 ..      119,100,360         250        8.79        476,401       5.659     358.84        693      79.91
500,000.01 -   550,000.00 ..       67,669,822         129        4.99        524,572       5.483     358.78        686      80.17
550,000.01 -   600,000.00 ..       61,716,692         107        4.55        576,792       5.494     358.85        685      79.48
600,000.01 -   650,000.00 ..       70,363,395         111        5.19        633,904       5.373     358.66        683      77.76
650,000.01 -   700,000.00 ..       13,629,775          20        1.01        681,489       5.289     359.35        696      72.43
700,000.01 -   750,000.00 ..       33,809,943          46        2.49        734,999       5.326     358.97        684      74.01
750,000.01 -   800,000.00 ..        9,378,318          12        0.69        781,526       5.289     359.10        697      71.82
800,000.01 -   850,000.00 ..        1,654,972           2        0.12        827,486       4.693     356.51        682      70.00
850,000.01 -   900,000.00 ..        2,616,200           3        0.19        872,067       5.463     357.02        694      70.81
900,000.01 -   950,000.00 ..        1,858,629           2        0.14        929,315       4.133     358.49        733      71.57
950,000.01 - 1,000,000.00 ..       13,887,770          14        1.02        991,984       5.696     358.14        717      64.50
1,200,000.01-1,250,000.00 ..        1,237,500           1        0.09      1,237,500       3.875     359.00        784      75.00
1,250,000.01-1,300,000.00 ..        1,260,000           1        0.09      1,260,000       5.625     359.00        715      70.00
                               --------------       -----      ------    -----------       -----     ------        ---      -----
             Total .........   $1,355,338,924       5,068      100.00%   $   267,431       5.581     358.79%       692      79.98%
                               ==============       =====      ======


         As of origination, the average principal balance of the initial Group 1 Loans will be approximately $267,726.







                                      99-8


                                               PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                                    WEIGHTED
                                                                                       WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                                        AVERAGE     REMG.        AVERAGE    AVERAGE
RANGE OF MORTGAGE                                     NO. OF      % OF      AVERAGE      GROSS       TERM        CREDIT    ORIGINAL
LOAN PRINCIPAL BALANCES            CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC      (MONTHS)      SCORE       LTV
-----------------------         ------------------- --------- --------- ------------ ----------  ----------   --------  ----------
     0.01  -    50,000.00 ....   $    1,537,260         38       0.11%   $    40,454     5.876      357.29%       712      84.19%
50,000.01  -   100,000.00 ....       57,314,566        686       4.23         83,549     5.836      358.49        684      80.43
100,000.01 -   150,000.00 ....      119,224,575        986       8.80        120,917     5.734      358.63        687      81.67
150,000.01 -   200,000.00 ....       93,752,845        537       6.92        174,586     5.731      358.67        687      81.41
200,000.01 -   250,000.00 ....      103,861,100        463       7.66        224,322     5.637      358.71        690      81.05
250,000.01 -   300,000.00 ....       98,807,907        361       7.29        273,706     5.643      358.86        696      80.40
300,000.01 -   350,000.00 ....      144,667,138        440      10.67        328,789     5.583      358.93        694      80.56
350,000.01 -   400,000.00 ....      201,688,057        538      14.88        374,885     5.527      358.86        693      80.79
400,000.01 -   450,000.00 ....      136,751,112        322      10.09        424,693     5.492      358.91        701      80.63
450,000.01 -   500,000.00 ....      118,651,348        249       8.75        476,511     5.663      358.85        693      79.91
500,000.01 -   550,000.00 ....       68,218,069        130       5.03        524,754     5.482      358.74        686      80.17
550,000.01 -   600,000.00 ....       61,168,445        106       4.51        577,061     5.495      358.90        685      79.47
600,000.01 -   650,000.00 ....       70,363,395        111       5.19        633,904     5.373      358.66        683      77.76
650,000.01 -   700,000.00 ....       13,629,775         20       1.01        681,489     5.289      359.35        696      72.43
700,000.01 -   750,000.00 ....       34,559,631         47       2.55        735,311     5.346      358.97        684      74.14
750,000.01 -   800,000.00 ....        8,628,630         11       0.64        784,421     5.205      359.10        698      71.11
800,000.01 -   850,000.00 ....        1,654,972          2       0.12        827,486     4.693      356.51        682      70.00
850,000.01 -   900,000.00 ....        2,616,200          3       0.19        872,067     5.463      357.02        694      70.81
900,000.01 -   950,000.00 ....        1,858,629          2       0.14        929,315     4.133      358.49        733      71.57
950,000.01 - 1,000,000.00 ....       13,887,770         14       1.02        991,984     5.696      358.14        717      64.50
1,200,000.01-1,250,000.00 ....        1,237,500          1       0.09      1,237,500     3.875      359.00        784      75.00
1,250,000.01-1,300,000.00 ....        1,260,000          1       0.09      1,260,000     5.625      359.00        715      70.00
                                 --------------      -----     ------    -----------     -----      ------        ---      -----
             Total ...........   $1,355,338,924      5,068     100.00%   $   267,431     5.581      358.79%       692      79.98%
                                 ==============      =====     ======


         As of the Cut-off Date, the average current principal balance of the initial Group 1 Loans will be approximately $267,431.




                                      99-9

                                                            MORTGAGE RATES

                                               PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                                    WEIGHTED
                                                                                       WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                                        AVERAGE     REMG.        AVERAGE    AVERAGE
RANGE OF                                              NO. OF      % OF      AVERAGE      GROSS       TERM        CREDIT    ORIGINAL
MORTGAGE RATES (%)                 CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC      (MONTHS)      SCORE       LTV
-----------------------         ------------------- --------- --------- ------------ ----------  ----------      ------    --------
   2.500 -  2.999 ..........    $    2,215,228            5       0.16%    $ 443,046     2.854%     359.18%       739       71.53%
   3.000 -  3.499 ..........         6,326,751           16       0.47       395,422     3.277      358.87        726       67.98
   3.500 -  3.999 ..........        36,768,671          119       2.71       308,980     3.782      358.19        720       72.68
   4.000 -  4.499 ..........        87,926,010          281       6.49       312,904     4.237      358.54        709       73.90
   4.500 -  4.999 ..........       245,178,654          822      18.09       298,271     4.720      358.42        701       77.40
   5.000 -  5.499 ..........       233,598,130          884      17.24       264,251     5.217      358.66        699       78.73
   5.500 -  5.999 ..........       349,989,629        1,407      25.82       248,749     5.717      358.94        686       80.70
   6.000 -  6.499 ..........       175,680,293          658      12.96       266,991     6.206      358.99        684       81.50
   6.500 -  6.999 ..........       119,443,526          433       8.81       275,851     6.704      359.12        679       84.72
   7.000 -  7.499 ..........        41,585,320          171       3.07       243,189     7.196      359.02        681       86.56
   7.500 -  7.999 ..........        31,976,114          155       2.36       206,298     7.691      359.31        672       87.61
   8.000 -  8.499 ..........        11,504,212           57       0.85       201,828     8.182      359.16        663       88.63
   8.500 -  8.999 ..........         7,947,468           40       0.59       198,687     8.700      359.23        664       88.77
   9.000 -  9.499 ..........         3,361,108           13       0.25       258,547     9.190      359.41        661       89.55
   9.500 -  9.999 ..........         1,343,361            6       0.10       223,893     9.653      359.24        686       91.75
  10.000 - 10.499 ..........           494,450            1       0.04       494,450    10.000      360.00        620       95.00
                                --------------        -----     ------     ---------     -----      ------        ---       -----
           Total ...........    $1,355,338,924        5,068     100.00%    $ 267,431     5.581%     358.79%       692       79.98%
                                ==============        =====     ======
____________


        As of the Cut-off Date, the weighted average mortgage rate of the initial Group 1 Loans will be approximately 5.581% per annum.




                                      99-10


                                                         NEXT ADJUSTMENT DATE

                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE     REMG.        AVERAGE    AVERAGE
                                                 NO. OF      % OF      AVERAGE      GROSS       TERM        CREDIT    ORIGINAL
NEXT ADJUSTMENT DATE          CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC      (MONTHS)      SCORE       LTV
-----------------------    ------------------- --------- --------- ------------ ----------  ----------      ------    --------
September 1, 2004 .......   $    2,935,050           7       0.22%    $  419,293     4.496     358.43%        717       78.27%
October 1, 2004 .........        2,366,500           6       0.17        394,417     3.486     359.15         720       74.34
November 1, 2004 ........        3,420,011          12       0.25        285,001     4.815     359.47         702       75.78
December 1, 2004 ........        7,529,972          27       0.56        278,888     5.486     359.01         683       80.97
January 1, 2005 .........       63,076,254         187       4.65        337,306     5.253     359.00         702       79.35
February 1, 2005 ........       75,979,976         225       5.61        337,689     5.227     360.00         703       75.69
March 1, 2005 ...........       20,175,900          70       1.49        288,227     5.594     360.00         691       77.02
July 1, 2005 ............          739,136           4       0.05        184,784     5.890     359.00         670       75.11
August 1, 2005 ..........        3,479,618           9       0.26        386,624     5.355     360.00         713       79.92
September 1, 2005 .......        3,225,350          10       0.24        322,535     5.810     360.00         713       80.98
December 1, 2005 ........          276,843           1       0.02        276,843     6.250     352.00         702       90.00
January 1, 2006 .........          386,437           1       0.03        386,437     6.375     353.00         668       94.88
February 1, 2006 ........          721,218           4       0.05        180,304     5.824     354.00         666       88.16
March 1, 2006 ...........          924,840           4       0.07        231,210     5.759     355.00         633       74.92
April 1, 2006 ...........       35,273,212         131       2.60        269,261     4.981     356.00         682       85.99
May 1, 2006 .............      112,239,457         465       8.28        241,375     5.083     357.01         687       86.61
June 1, 2006 ............      124,608,213         495       9.19        251,734     5.749     358.01         678       86.80
July 1, 2006 ............      221,591,767         742      16.35        298,641     6.134     359.00         684       81.86
August 1, 2006 ..........      178,155,999         597      13.14        298,419     5.739     360.00         699       77.81
September 1, 2006 .......       40,196,645         134       2.97        299,975     5.522     360.00         700       76.14
October 1, 2006 .........          220,220           1       0.02        220,220     7.250     350.00         633      100.00
February 1, 2007 ........        1,170,553           4       0.09        292,638     5.452     354.00         667       85.32
March 1, 2007 ...........          574,732           2       0.04        287,366     5.348     355.00         641       71.98
April 1, 2007 ...........       17,609,195          75       1.30        234,789     4.739     356.02         687       78.69
May 1, 2007 .............       66,191,971         288       4.88        229,833     4.901     357.08         689       82.27
June 1, 2007 ............       83,459,073         433       6.16        192,746     5.413     358.22         682       81.15
July 1, 2007 ............       94,399,650         496       6.97        190,322     5.663     359.07         678       78.15
August 1, 2007 ..........       83,076,614         283       6.13        293,557     5.691     360.00         704       74.53
September 1, 2007 .......       16,243,800          58       1.20        280,066     5.626     360.00         696       75.29
April 1, 2009 ...........          136,277           1       0.01        136,277     5.500     356.00         743       80.00
May 1, 2009 .............        2,066,500           4       0.15        516,625     5.625     357.00         743       70.90
June 1, 2009 ............        7,254,367          19       0.54        381,809     6.110     358.00         724       76.87
July 1, 2009 ............       32,631,600         108       2.41        302,144     5.855     359.00         719       72.95
August 1, 2009 ..........       31,434,444         106       2.32        296,551     5.829     360.00         708       70.70
September 1, 2009 .......        7,958,680          30       0.59        265,289     5.800     360.00         709       71.29
August 1, 2010 ..........          920,000           2       0.07        460,000     4.864     348.00         721       68.42
March 1, 2011 ...........          857,000           1       0.06        857,000     5.250     355.00         691       72.94
June 1, 2011 ............        2,513,901           7       0.19        359,129     5.353     358.00         694       68.57
July 1, 2011 ............          896,000           2       0.07        448,000     6.426     359.00         722       72.81
August 1, 2011 ..........          147,293           1       0.01        147,293     6.000     360.00         737       80.00
September 1, 2011 .......        1,223,400           3       0.09        407,800     5.909     360.00         718       71.36
June 1, 2014 ............        6,939,371          12       0.51        578,281     5.437     358.00         734       69.81
July 1, 2014 ............          111,886           1       0.01        111,886     5.875     359.00         745       57.43
                            --------------       -----     ------     ----------     -----     ------         ---       -----
   Total ................   $1,355,338,924       5,068     100.00%    $  267,431     5.581     358.79%        692       79.98%
                            ==============       =====     ======
_____________

        As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the initial Group 1 Loans will be approximately 27 months.




                                      99-11


                                                             GROSS MARGIN


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE     REMG.        AVERAGE    AVERAGE
RANGE OF GROSS                                   NO. OF      % OF      AVERAGE      GROSS       TERM        CREDIT    ORIGINAL
MARGINS (%)                   CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC      (MONTHS)      SCORE       LTV
-----------------------    ------------------- --------- --------- ------------ ----------  ----------      ------    --------
 1.500 -  1.749 ........    $    3,475,303          7       0.26%    $ 496,472      3.840%     359.62%        773       68.84%
 1.750 -  1.999 ........         7,625,087         37       0.56       206,083      3.890      357.36         735       73.88
 2.000 -  2.249 ........        17,568,191         71       1.30       247,439      4.240      357.71         703       73.25
 2.250 -  2.499 ........        91,725,795        226       6.77       405,866      5.072      358.23         712       73.30
 2.500 -  2.749 ........        47,380,883        158       3.50       299,879      4.752      357.53         697       77.93
 2.750 -  2.999 ........        78,419,232        290       5.79       270,411      4.967      357.58         694       81.57
 3.000 -  3.249 ........       138,894,584        522      10.25       266,082      5.104      358.16         701       84.04
 3.250 -  3.499 ........       216,016,380        778      15.94       277,656      5.347      359.00         726       78.69
 3.500 -  3.749 ........       142,354,680        496      10.50       287,005      5.427      359.18         692       79.16
 3.750 -  3.999 ........       214,398,344        784      15.82       273,467      5.768      359.49         677       76.98
 4.000 -  4.249 ........        15,470,034         77       1.14       200,910      6.384      358.52         687       84.61
 4.250 -  4.499 ........        22,137,289         82       1.63       269,967      5.862      358.79         679       79.41
 4.500 -  4.749 ........        13,608,754         60       1.00       226,813      5.985      358.68         690       82.52
 4.750 -  4.999 ........        17,449,559         97       1.29       179,892      5.917      359.00         671       82.77
 5.000 -  5.249 ........        58,080,012        264       4.29       220,000      6.367      359.06         679       81.86
 5.250 -  5.499 ........        35,982,499        212       2.65       169,729      5.861      358.93         661       81.01
 5.500 -  5.749 ........        46,740,946        277       3.45       168,740      6.125      359.09         651       81.29
 5.750 -  5.999 ........        96,436,345        356       7.12       270,889      6.250      359.15         683       81.38
 6.000 -  6.249 ........        45,056,386        121       3.32       372,367      6.520      358.84         655       86.24
 6.250 -  6.499 ........        29,158,276         88       2.15       331,344      6.621      358.63         647       92.16
 6.500 -  6.749 ........         8,603,641         24       0.63       358,485      6.747      358.68         645       90.34
 6.750 -  6.999 ........         3,855,253         19       0.28       202,908      6.546      359.66         662       81.62
 7.000 -  7.249 ........           624,438          2       0.05       312,219      7.250      358.25         639       90.66
 7.250 -  7.499 ........         1,093,991          6       0.08       182,332      8.080      359.42         645       85.23
 7.500 -  7.749 ........         1,471,019          7       0.11       210,146      7.967      359.10         663       88.82
 7.750 -  7.999 ........         1,090,490          3       0.08       363,497      8.445      359.68         709       95.00
 8.500 -  8.749 ........           347,590          2       0.03       173,795      8.875      360.00         647       95.00
 8.750 -  8.999 ........           147,250          1       0.01       147,250      9.125      360.00         667       95.00
 9.500 -  9.749 ........           126,672          1       0.01       126,672      9.875      359.00         627       94.58
                            --------------      -----     ------     ---------      -----      ------         ---       -----
          Total ........    $1,355,338,924      5,068     100.00%    $ 267,431      5.581%     358.79%        692       79.98%
                            ==============      =====     ======
___________


        As of the Cut-off Date, the weighted average Gross Margin of the initial Group 1 Loans will be approximately 3.873% per annum.




                                      99-12



                                          MAXIMUM MORTGAGE RATE


                                                                                        WEIGHTED
                                                                             WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                              AVERAGE     REMG.       AVERAGE    AVERAGE
RANGE OF MAXIMUM                            NO. OF      % OF      AVERAGE      GROSS       TERM       CREDIT    ORIGINAL
MORTGAGE RATES (%)       CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC      (MONTHS)     SCORE       LTV
----------------------- ------------------- --------- --------- ------------ ----------  ---------    ------    --------
   8.500 -  8.999 ....  $    1,728,149            4      0.13%     $432,037      3.010%   359.00%      734       64.17%
   9.000 -  9.499 ....       5,049,751           13      0.37       388,442      3.358    358.60       731       65.96
   9.500 -  9.999 ....      45,682,900          143      3.37       319,461      3.934    358.46       716       73.60
  10.000 - 10.499 ....      95,020,806          292      7.01       325,414      4.326    358.50       711       73.95
  10.500 - 10.999 ....     248,899,549          832     18.36       299,158      4.751    358.41       701       77.22
  11.000 - 11.499 ....     223,214,459          858     16.47       260,157      5.229    358.66       698       78.89
  11.500 - 11.999 ....     319,353,492        1,321     23.56       241,751      5.717    358.93       684       81.01
  12.000 - 12.499 ....     156,271,185          593     11.53       263,526      6.181    358.93       683       81.55
  12.500 - 12.999 ....     129,154,807          454      9.53       284,482      6.520    359.10       681       83.98
  13.000 - 13.499 ....      55,851,642          214      4.12       260,989      6.874    359.14       683       85.21
  13.500 - 13.999 ....      41,825,998          190      3.09       220,137      7.359    359.33       679       86.53
  14.000 - 14.499 ....      14,056,183           66      1.04       212,972      7.947    359.30       677       89.45
  14.500 - 14.999 ....      11,069,726           56      0.82       197,674      8.402    359.31       661       87.55
  15.000 - 15.499 ....       4,384,830           18      0.32       243,602      8.906    359.32       636       82.87
  15.500 - 15.999 ....       2,126,643           11      0.16       193,331      9.354    359.44       673       89.42
  16.000 - 16.499 ....         494,450            1      0.04       494,450     10.000    360.00       620       95.00
  19.000 - 19.499 ....         254,352            1      0.02       254,352      6.500    359.00       786       80.00
  More than 20.000 ...         900,000            1      0.07       900,000      5.750    358.00       688       60.00
                        --------------        -----    ------      --------      -----    ------       ---       -----
   Total..............  $1,355,338,924        5,068    100.00%     $267,431      5.581%   358.79%      692       79.98%
                        ==============        =====    ======
_________________

        As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the initial Group 1 Loans will be approximately 11.620% per annum.




                                             INITIAL FIXED-RATE PERIOD


                                                                                        WEIGHTED
                                                                             WEIGHTED    AVERAGE     WEIGHTED   WEIGHTED
                                                                              AVERAGE     REMG.       AVERAGE    AVERAGE
                                            NO. OF      % OF      AVERAGE      GROSS       TERM       CREDIT    ORIGINAL
INITIAL FIXED PERIOD     CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC      (MONTHS)     SCORE       LTV
----------------------- ------------------- --------- --------- ------------ ----------  ---------    ------    --------
One Month .........      $    2,413,050         6        0.18%   $ 402,175     4.306       359.17%       731      75.48%
Three Months ......           8,977,500        22        0.66      408,068     4.328       359.78        703      73.30
Six Months ........         164,193,243       507       12.11      323,853     5.311       359.54        700      77.68
One Year ..........           7,444,104        23        0.55      323,657     5.605       359.90        709      79.90
Two Years .........         714,274,501     2,573       52.70      277,604     5.711       358.66        688      82.35
Three Years .......         362,945,808     1,640       26.78      221,308     5.426       358.59        688      78.69
Five Years ........          81,481,867       268        6.01      304,037     5.856       359.34        715      72.23
Seven Years .......           6,557,594        16        0.48      409,850     5.536       356.76        707      70.48
Ten Years .........           7,051,257        13        0.52      542,404     5.444       358.02        734      69.61
                         --------------     -----      ------    ---------     -----       ------        ---      -----
   Total ..........      $1,355,338,924     5,068      100.00%   $ 267,431     5.581       358.79%       692      79.98%
                         ==============     =====      ======




                                      99-13



                                                           INITIAL RATE CAP


                                                                                    WEIGHTED
                                                                          WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                           AVERAGE    REMG.       AVERAGE    AVERAGE
                                         NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
INITIAL CAP (%)       CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-------------------- ------------------- --------- --------- ------------ ---------  ---------    ------    --------
1.000 ............    $  179,086,531       544     13.21%      $ 329,203    5.226%    359.56%      702       77.40%
1.500 ............         2,775,060         9      0.20         308,340    7.063     358.03       626       80.66
2.000 ............        17,163,462        46      1.27         373,119    5.743     358.80       692       78.28
3.000 ............       770,949,032     2,953     56.88         261,073    5.881     359.31       689       78.97
5.000 ............        22,566,023        50      1.66         451,320    5.709     358.33       724       71.15
6.000 ............       362,798,817     1,466     26.77         247,475    5.090     357.33       692       84.03
                      --------------     -----    ------       ---------    -----     ------       ---       -----
   Total .........    $1,355,338,924     5,068    100.00%      $ 267,431    5.581%    358.79%      692       79.98%
                      ==============     =====    ======




                                                    PERIODIC RATE CAP


                                                                                    WEIGHTED
                                                                          WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                           AVERAGE    REMG.       AVERAGE    AVERAGE
                                         NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
SUBSEQUENT CAP (%)    CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-------------------- ------------------- --------- --------- ------------ ---------  ---------    ------    --------
1.000 ............    $1,342,271,160      5,027     99.04%    $  267,012    5.574%     358.79%      692       80.07%
1.500 ............         3,561,473         19      0.26        187,446    7.688      359.26       582       70.07
2.000 ............         9,506,291         22      0.70        432,104    5.783      358.59       687       71.95
                      --------------      -----    ------     ----------    -----      ------       ---       -----
   Total .........    $1,355,338,924      5,068    100.00%    $  267,431    5.581%     358.79%      692       79.98%
                      ==============      =====    ======









                                      99-14



                                         ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                    WEIGHTED
                                                                          WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                           AVERAGE    REMG.       AVERAGE    AVERAGE
RANGE OF LOAN-TO-                        NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
VALUE RATIOS (%)      CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-------------------- ------------------- --------- --------- ------------ ---------  ---------    ------    --------
  0.01 -  20.00 .....  $       68,618          1       0.01%   $  68,618     4.250%   356.00%        674       12.90%
 20.01 -  25.00 .....         294,265          4       0.02       73,566     5.087    359.35         745       23.10
 25.01 -  30.00 .....         708,271          7       0.05      101,182     5.107    358.34         677       28.27
 30.01 -  35.00 .....       1,438,702          8       0.11      179,838     5.285    359.42         686       32.76
 35.01 -  40.00 .....       3,114,904         17       0.23      183,230     5.016    359.15         669       37.42
 40.01 -  45.00 .....       6,296,803         18       0.46      349,822     5.008    358.99         708       42.66
 45.01 -  50.00 .....      10,270,437         33       0.76      311,225     5.251    358.70         682       47.39
 50.01 -  55.00 .....       8,544,965         34       0.63      251,322     4.919    358.99         706       53.23
 55.01 -  60.00 .....      22,155,112         71       1.63      312,044     4.929    358.80         706       58.51
 60.01 -  65.00 .....      40,239,204        123       2.97      327,148     5.004    359.04         689       63.43
 65.01 -  70.00 .....     184,697,692        590      13.63      313,047     4.863    359.44         709       69.46
 70.01 -  75.00 .....      56,612,996        195       4.18      290,323     5.377    358.63         691       74.05
 75.01 -  80.00 .....     590,680,401      2,198      43.58      268,735     5.627    359.13         694       79.74
 80.01 -  85.00 .....      49,221,121        174       3.63      282,880     5.892    358.29         672       84.08
 85.01 -  90.00 .....     237,471,800      1,001      17.52      237,235     5.972    358.09         682       89.64
 90.01 -  95.00 .....     140,381,003        576      10.36      243,717     5.976    357.85         679       94.70
 95.01 - 100.00 .....       3,142,630         18       0.23      174,591     7.515    358.54         714       99.55
                       --------------      -----     ------    ---------     -----    ------         ---       -----
         Total ......  $1,355,338,924      5,068     100.00%   $ 267,431     5.581%   358.79%        692       79.98%
                       ==============      =====     ======
__________

        The minimum and maximum loan-to-value ratios of the initial Group 1
Loans at origination were approximately 12.90% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the initial Group 1 Loans at origination was approximately 79.98%.




                                             OCCUPANCY TYPES


                                                                                    WEIGHTED
                                                                          WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                           AVERAGE    REMG.       AVERAGE    AVERAGE
                                         NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
OCCUPANCY             CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-------------------- ------------------- --------- --------- ------------ ---------  ---------    ------    --------
Owner Occupied ...    $1,135,850,403       4,024     83.81%    $  282,269    5.539   358.80%       688        80.26%
Investment .......       182,617,129         908     13.47        201,120    5.868   358.75        711        78.81
Second Home ......        36,871,393         136      2.72        271,113    5.456   358.65        704        77.21
                      --------------       -----    ------     ----------    -----   ------        ---        -----
   Total .........    $1,355,338,924       5,068    100.00%    $  267,431    5.581   358.79%       692        79.98%
                      ==============       =====    ======


        Occupancy type is based on the representation of the borrower at the time of origination.




                                      99-15


                                    MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE    REMG.       AVERAGE    AVERAGE
                                                 NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
DOCUMENT TYPE                 CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
--------------------         ------------------- --------- --------- ------------ ---------  ---------    ------    --------
Progressive Series
Program (Limited
(Stated)
Documentation) ...........   $  583,304,010        1,812    43.04%     $ 321,912     5.619     359.32%       699      78.01%
Progressive Series
Program (Full
Documentation) ...........      290,364,603        1,298    21.42        223,702     5.507     359.06        682      78.71
Progressive Express
Program (Non Verified
Assets) ..................      256,716,475        1,034    18.94        248,275     5.504     357.80        686      83.67
Progressive Express No
Doc Program (No
Documentation) ...........      123,529,871          552     9.11        223,786     5.447     357.70        695      83.56
Progressive Express
Program (Verified
Assets) ..................       83,766,398          307     6.18        272,855     5.955     358.76        692      81.61
Progressive Series
Program (Alternative
Documentation) ...........        6,121,697           22     0.45        278,259     6.275     359.32        665      84.67
Progressive Series
Program (Full
Income/Stated Assets
Documentation) ...........        5,558,972           19     0.41        292,577     5.111     358.63        697      79.31
Progressive Series
Program No Doc
Program (Verified
Assets) ..................        4,988,149           19     0.37        262,534     5.933     359.51        685      74.18
Progressive Series
Program (Priority
Refinance Program) .......          348,300            1     0.03        348,300     6.250     359.00        627      90.00
Progressive Series
Program (No Ratio) .......          270,318            2     0.02        135,159     6.750     356.00        678      89.99
Progressive Series
Program (Lite/Reduced
Documentation (SE)) ......          270,000            1     0.02        270,000     4.375     359.00        691      61.37
Progressive Series
Program (No
Income/No Asset
Documentation) ...........          100,130            1     0.01        100,130     6.250     359.00        680      95.00
                             --------------        -----   ------      ---------     -----     ------        ---      -----
   Total .................   $1,355,338,924        5,068   100.00%     $ 267,431     5.581     358.79%       692      79.98%
                             ==============        =====   ======


        See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.




                                      99-16


                                              RISK CATEGORIES


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE    REMG.       AVERAGE    AVERAGE
                                                  NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
CREDIT GRADE CATEGORY          CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
---------------------        ------------------- --------- --------- ------------ ---------  ---------    ------    --------
A+(1) .........................   $  676,274,601  2,454       49.90%   $ 275,581    5.332      358.84%      727      78.85%
A(1) ..........................      515,093,739  1,907       38.00      270,107    5.650      358.59       653      81.31
A- (1) ........................       42,217,270    208        3.11      202,968    6.118      358.85       611      79.86
B(1) ..........................          267,714      1        0.02      267,714    9.125      359.00       560      80.00
C(1) ..........................          214,943      2        0.02      107,472    9.061      359.63       618      71.17
Progressive Express(TM) I(2) ..       68,520,151    266        5.06      257,595    6.154      359.46       727      80.55
Progressive Express(TM) II(2) .       44,534,305    196        3.29      227,216    6.831      359.20       649      81.66
Progressive Express(TM)III(2) .        4,589,279     16        0.34      286,830    6.980      359.50       639      80.81
Progressive Express(TM) IV(2) .        1,681,146      7        0.12      240,164    6.660      359.77       597      78.15
Progressive Express(TM) V(2) ..        1,222,283      6        0.09      203,714    8.031      359.47       566      66.28
Progressive Express(TM) VI(2) .          723,493      5        0.05      144,699    7.979      359.41       541      66.70
                                  --------------  -----      ------    ---------    -----      ------       ---      -----
   Total ......................   $1,355,338,924  5,068      100.00%   $ 267,431    5.581      358.79%      692      79.98%
                                  ==============  =====      ======
_________________


(1) All of these initial Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV and V respectively.

(2) These initial Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these initial Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

        SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.




                                      99-17



                                 PROPERTY TYPES


                                                                                        WEIGHTED
                                                                              WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                               AVERAGE    REMG.       AVERAGE    AVERAGE
                                              NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
PROPERTY TYPE              CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
---------------------      ----------------- --------- --------- ------------ ---------  ---------    ------    --------
Single-Family Residence    $  976,429,346    3,694       72.04%    $264,328     5.522     358.67%       689      80.68%
De Minimis PUD .........      122,327,300      366        9.03      334,228     5.618     359.54        697      76.31
Condominium ............      112,111,050      505        8.27      222,002     5.644     358.80        701      80.67
Planned Unit Development       56,294,101      204        4.15      275,951     5.919     359.02        695      77.92
Two Family .............       49,466,154      169        3.65      292,699     5.933     358.89        696      78.93
Four Family ............       17,095,145       46        1.26      371,634     5.944     359.09        727      75.96
Three Family ...........       10,318,023       36        0.76      286,612     5.662     358.33        710      79.13
High-rise/Condominium ..        7,933,985       26        0.59      305,153     5.731     359.35        730      74.69
Townhouse ..............        3,218,220       21        0.24      153,249     5.862     359.17        673      74.40
Site Condo .............          145,600        1        0.01      145,600     5.000     360.00        642      80.00
                           --------------    -----      ------     --------     -----     ------        ---      -----
   Total ...............   $1,355,338,924    5,068      100.00%    $267,431     5.581     358.79%       692      79.98%
                           ==============    =====      ======





                                      99-18



                              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                        WEIGHTED
                                                                              WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                               AVERAGE    REMG.       AVERAGE    AVERAGE
                                              NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
STATE                      CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
---------------------      ----------------- --------- --------- ------------ ---------  ---------    ------    --------
Alaska ...................   $      513,151        4      0.04%     $ 128,288       5.419     357.08%    689      84.65%
Alabama ..................        2,338,992       14      0.17        167,071       5.400     358.15     701      78.28
Arkansas .................          356,804        4      0.03         89,201       5.043     356.82     671      91.46
Arizona ..................       36,712,609      211      2.71        173,993       5.506     358.28     677      81.89
California ...............      763,192,776    2,080     56.31        366,920       5.540     359.10     696      78.52
Colorado .................       31,787,804      140      2.35        227,056       5.115     358.13     690      81.00
Connecticut ..............        7,117,691       27      0.53        263,618       5.912     357.91     675      85.38
District of Columbia .....        1,873,633        6      0.14        312,272       5.447     358.30     682      77.24
Delaware .................        2,815,422       15      0.21        187,695       5.943     357.92     669      86.28
Florida ..................       96,087,076      479      7.09        200,599       5.776     358.86     693      80.00
Georgia ..................       17,338,345       98      1.28        176,922       5.545     358.07     683      84.18
Hawaii ...................        8,394,719       16      0.62        524,670       5.781     359.14     702      74.94
Iowa .....................        3,056,016       29      0.23        105,380       5.226     357.88     693      84.47
Idaho ....................        1,417,047       14      0.10        101,218       5.828     358.42     656      79.46
Illinois .................       28,835,948      130      2.13        221,815       6.015     358.28     679      83.03
Indiana ..................        4,995,862       45      0.37        111,019       5.723     358.67     679      83.61
Kansas ...................        2,618,575       16      0.19        163,661       5.548     357.38     689      85.18
Kentucky .................        3,499,231       26      0.26        134,586       5.420     358.30     667      83.23
Louisiana ................        2,873,135       17      0.21        169,008       5.827     357.64     673      83.32
Massachusetts ............       23,362,611       73      1.72        320,036       5.389     358.07     696      85.12
Maryland .................       30,137,534      111      2.22        271,509       5.815     358.44     680      81.97
Maine ....................        2,868,158       14      0.21        204,868       5.273     357.17     694      79.54
Michigan .................       12,433,467       73      0.92        170,321       5.757     358.10     685      79.81
Minnesota ................       24,802,760      119      1.83        208,427       5.249     357.78     685      81.17
Missouri .................        8,141,013       69      0.60        117,986       5.627     358.00     680      84.90
Mississippi ..............        1,745,266       12      0.13        145,439       5.226     358.05     654      81.58
Montana ..................        1,253,295       10      0.09        125,329       5.385     358.66     695      83.62
North Carolina ...........        9,848,342       75      0.73        131,311       5.698     358.23     679      85.33
North Dakota .............          994,294        9      0.07        110,477       6.467     359.09     673      80.56
Nebraska .................        2,414,536       21      0.18        114,978       5.811     358.53     682      86.27
New Hampshire ............        2,405,156       10      0.18        240,516       5.164     358.11     684      79.79
New Jersey ...............       20,644,180       77      1.52        268,106       6.029     358.17     689      83.52
New Mexico ...............        2,728,177       17      0.20        160,481       5.373     357.74     676      81.80
Nevada ...................       41,688,807      164      3.08        254,200       5.749     358.70     695      80.91
New York .................       21,487,962       60      1.59        358,133       5.551     358.05     697      83.10
Ohio .....................       10,240,725       99      0.76        103,442       5.723     358.44     667      82.62
Oklahoma .................        1,210,266       11      0.09        110,024       5.504     358.31     675      86.61
Oregon ...................       13,309,464       83      0.98        160,355       5.459     358.96     686      80.11
Pennsylvania .............        6,695,894       43      0.49        155,718       5.604     358.34     671      81.33
Rhode Island .............        2,989,498       11      0.22        271,773       5.592     357.84     685      78.60
South Carolina ...........        4,948,431       27      0.37        183,275       5.426     358.15     690      86.05
South Dakota .............        1,012,264        6      0.07        168,711       4.819     357.44     709      85.58
Tennessee ................        7,783,843       54      0.57        144,145       5.398     358.13     681      83.36
Texas ....................       13,556,853       96      1.00        141,217       6.193     358.56     688      84.35
Utah .....................       10,691,875       64      0.79        167,061       5.417     358.40     699      83.89
Virginia .................       30,445,349      128      2.25        237,854       5.709     358.40     682      80.48
Washington ...............       23,289,430      116      1.72        200,771       5.407     358.87     675      80.74
Wisconsin ................        4,306,094       35      0.32        123,031       5.619     358.46     674      84.11
West Virginia ............        1,230,680        4      0.09        307,670       4.437     357.08     717      85.08
Wyoming ..................          847,864        6      0.06        141,311       5.224     358.23     656      88.00
                             --------------    -----    ------      ---------       -----     ------     ---      -----
   Total .................   $1,355,338,924    5,068    100.00%     $ 267,431       5.581     358.79%    692      79.98%
                             ==============    =====    ======


        No more than approximately 0.71% of the initial Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.



                                      99-19



                                          DEBT-TO-INCOME RATIO


                                                                                        WEIGHTED
                                                                              WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                               AVERAGE    REMG.       AVERAGE    AVERAGE
                                              NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
DESCRIPTION (%)            CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
---------------------      ----------------- --------- --------- ------------ ---------  ---------    ------    --------
    0.01 - 5.00  .......  $      119,095          1       0.01%   $ 119,095     6.625     360.00%      712       80.00%
    5.01 - 10.00 .......       1,154,877          5       0.09      230,975     6.195     358.41       658       89.10
   10.01 - 15.00 .......       4,835,680         25       0.36      193,427     5.623     359.09       719       76.25
   15.01 - 20.00 .......      13,377,326         52       0.99      257,256     5.355     359.18       708       75.06
   20.01 - 25.00 .......      33,685,719        126       2.49      267,347     5.641     359.32       701       75.51
   25.01 - 30.00 .......      48,833,936        186       3.60      262,548     5.623     359.19       694       77.01
   30.01 - 35.00 .......     113,143,910        372       8.35      304,150     5.629     359.16       692       77.45
   35.01 - 40.00 .......     174,935,151        596      12.91      293,515     5.794     359.25       690       79.13
   40.01 - 45.00 .......     219,869,678        766      16.22      287,036     5.724     359.30       692       78.59
   45.01 - 50.00 .......     188,433,728        743      13.90      253,612     5.620     359.31       690       79.27
   50.01 - 55.00 .......      15,788,149         53       1.16      297,890     5.717     359.58       679       73.16
Greater than 55.00......       2,132,676          8       0.16      266,585     6.244     359.62       678       75.30
Not Required ...........     539,028,999      2,135      39.77      252,473     5.419     358.07       692       82.51
                          --------------      -----     ------    ---------     -----     ------       ---       -----
   Total ...............  $1,355,338,924      5,068     100.00%   $ 267,431     5.581     358.79%      692       79.98%
                          ==============      =====     ======


        As of the Cut-off Date, the weighted average debt-to-income ratio of the initial Group 1 Loans will be approximately 39.34% per annum.




                                       PREPAYMENT PENALTY


                                                                                    WEIGHTED
                                                                          WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                           AVERAGE    REMG.       AVERAGE    AVERAGE
                                          NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
NUMBER OF MONTHS       CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
0 ................    $  386,044,828      1,387      28.48%     $278,331    5.533%    358.32%       696       80.49%
3 ................           436,000          1       0.03       436,000    7.875     360.00        739       80.00
6 ................        13,755,881         41       1.01       335,509    5.824     358.98        703       76.86
7 ................           750,000          1       0.06       750,000    3.375     360.00        777       65.21
12 ...............       188,639,852        582      13.92       324,123    5.434     359.29        698       77.87
24 ...............       462,822,428      1,669      34.15       277,305    5.642     358.80        687       81.79
36 ...............       223,537,882      1,085      16.49       206,026    5.532     358.90        684       78.59
48 ...............           476,000          1       0.04       476,000    4.625     359.00        737       70.00
60 ...............        78,876,054        301       5.82       262,047    5.917     359.45        703       76.65
                      --------------      -----     ------      --------    -----     ------        ---       -----
   Total .........    $1,355,338,924      5,068     100.00%     $267,431    5.581%    358.79%       692       79.98%
                      ==============      =====     ======




                                      99-20



                                                MONTHS REMAINING TO SCHEDULED MATURITY


                                                                                    WEIGHTED
                                                                          WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                           AVERAGE    REMG.       AVERAGE    AVERAGE
                                          NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
RANGE OF MONTHS        CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
301-360 ..........    $1,355,338,924      5,068    100.00%    $267,431      5.581%   358.79%       692       79.98%
                      --------------      -----    ------     --------      -----    ------        ---       -----
   Total .........    $1,355,338,924      5,068    100.00%    $267,431      5.581%   358.79%       692       79.98%
                      ==============      =====    ======


        As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the initial Group 1 Loans will be approximately 359 months.




                                                            CREDIT SCORES


                                                                                        WEIGHTED
                                                                              WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                               AVERAGE    REMG.       AVERAGE    AVERAGE
                                             NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
RANGE OF CREDIT SCORES    CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
---------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
Not Required .......... $    1,204,062            5      0.09%   $240,812       6.710     359.16%      N/A      80.10%
   801 - 820 ..........      4,899,387           25      0.36     195,975       5.282     358.70       806      78.16
   781 - 800 ..........     43,807,598          159      3.23     275,519       5.229     359.12       789      75.27
   761 - 780 ..........     85,804,258          308      6.33     278,585       5.253     358.94       770      78.65
   741 - 760 ..........    117,365,082          432      8.66     271,678       5.358     358.93       750      78.26
   721 - 740 ..........    137,341,013          485     10.13     283,177       5.396     359.02       730      79.33
   701 - 720 ..........    173,512,213          634     12.80     273,679       5.446     358.90       710      79.52
   681 - 700 ..........    192,167,771          708     14.18     271,423       5.553     358.72       690      79.66
   661 - 680 ..........    186,112,097          694     13.73     268,173       5.498     358.62       670      80.17
   641 - 660 ..........    201,076,768          759     14.84     264,923       5.866     358.73       650      81.46
   621 - 640 ..........    158,893,462          609     11.72     260,909       5.877     358.51       631      82.74
   601 - 620 ..........     45,398,554          212      3.35     214,144       6.128     358.92       612      80.65
   581 - 600 ..........      5,403,502           26      0.40     207,827       6.246     358.64       596      77.76
   561 - 580 ..........      1,299,531            6      0.10     216,588       7.933     359.44       570      67.21
   541 - 560 ..........        621,338            4      0.05     155,334       8.374     359.14       559      70.20
   521 - 540 ..........        109,788            1      0.01     109,788       8.250     358.00       536      66.27
   501 - 520 ..........        322,500            1      0.02     322,500       8.125     360.00       505      75.00
                        --------------        -----    ------    --------       -----     ------       ---      -----
      Total ........... $1,355,338,924        5,068    100.00%   $267,431       5.581     358.79%      692      79.98%
                        ==============        =====    ======


      As of the Cut-off Date, the weighted average credit score of the initial Group 1 Loans for which credit scores are available will be approximately 692.





                                      99-21


                                  RANGE OF MONTHS TO ROLL


                                                                                        WEIGHTED
                                                                              WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                               AVERAGE    REMG.       AVERAGE    AVERAGE
                                             NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
NUMBER OF MONTHS          CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
----------------------    ----------------- --------- --------- ------------ ---------  ---------    ------    --------
1-6 ..................   $  175,583,793         535       12.95%   $ 328,194     5.247     359.55%      701      77.42%
7-12 .................        7,444,104          23        0.55      323,657     5.605     359.90       709      79.90
13-18 ................        1,384,498           6        0.10      230,750     6.063     353.32       674      90.40
19-24 ................      712,890,003       2,567       52.60      277,713     5.711     358.67       688      82.33
25-31 ................        1,965,506           7        0.15      280,787     5.623     353.84       656      83.06
32-37 ................      360,980,302       1,633       26.63      221,053     5.425     358.62       688      78.66
56-61 ................       81,481,867         268        6.01      304,037     5.856     359.34       715      72.23
68-73 ................          920,000           2        0.07      460,000     4.864     348.00       721      68.42
74-79 ................          857,000           1        0.06      857,000     5.250     355.00       691      72.94
80-85 ................        4,780,594          13        0.35      367,738     5.716     358.76       707      70.43
Greater than 85 ......        7,051,257          13        0.52      542,404     5.444     358.02       734      69.61
                         --------------       -----      ------    ---------     -----     ------       ---      -----
      Total ..........   $1,355,338,924       5,068      100.00%   $ 267,431     5.581     358.79%      692      79.98%
                         ==============       =====      ======

      As of the Cut-off Date, the weighted average months to roll of the initial
Group 1 Loans will be approximately 27 months.



                                                       LOAN PURPOSES


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE    REMG.       AVERAGE    AVERAGE
                                                 NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
LOAN PURPOSE                  CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
----------------------        ----------------- --------- --------- ------------ ---------  ---------    ------    --------
Purchase .................   $  857,728,417       3,311       63.29%  $259,054       5.616   358.88%       701      81.34%
Refinance - Cash Out .....      377,143,092       1,267       27.83    297,666       5.547   358.66        676      77.45
Refinance - Rate/Term ....      120,467,416         490        8.89    245,852       5.433   358.58        671      78.27
                             --------------       -----      ------   --------       -----   ------        ---      -----
 Total ...................   $1,355,338,924       5,068      100.00%  $267,431       5.581   358.79%       692      79.98%
                             ==============       =====      ======



           In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

LOAN GROUP 2

           The initial Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $554,665,194, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the initial Group 2 Loans are secured by first liens on the related mortgaged property.

           The average principal balance of the initial Group 2 Loans at origination was approximately $217,454. No initial Group 2 Loan had a principal balance at origination of greater than approximately


                                      99-22

$599,900 or less than approximately $120,050. The average principal balance of the initial Group 2 Loans as of the Cut-off Date was approximately $217,175. No initial Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $599,900 or less than approximately $120,050.

           As of the Cut-off Date, the initial Group 2 Loans had mortgage rates ranging from approximately 3.250% per annum to approximately 9.990% per annum and the weighted average mortgage rate was approximately 5.589% per annum. The weighted average remaining term to stated maturity of the initial Group 2 Loans was approximately 359 months as of the Cut-off Date. None of the initial Group 2 Loans will have a first Due Date prior to March 1, 2004, or after October 1, 2004, or will have a remaining term to maturity of less than 354 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial Group 2 Loan is September 1, 2034.

           Approximately 3.31%, 0.58%, 42.55%, 0.10% and 2.06% of the initial
Group 2 Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

           The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the initial Group 2 Loans was approximately 80.87%. No loan-to-value ratio at origination of any initial Group 2 Loan was greater than approximately 100.00% or less than approximately 26.54%.

           None of the initial Group 2 Loans are buydown mortgage loans.

           None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

           Substantially all of the initial Group 2 Loans will not have reached their first adjustment date as of the Closing Date.

           Approximately 72.59% of the initial Group 2 Loans provide for prepayment charges.

           Approximately 23.41% and 10.37% of the initial Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the initial Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.138% per annum.

           With respect to substantially all of the Group 2 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

           Set forth below is a description of certain additional characteristics of the initial Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                      99-23



                                           MORTGAGE LOAN PROGRAMS(1)

                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE    REMG.       AVERAGE    AVERAGE
                                                 NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
LOAN PROGRAMS                 CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
----------------------        ----------------- --------- --------- ------------ ---------  ---------    ------    --------
30Y LIB 1M ...............    $    146,451            1       0.03%    $ 146,451    5.875%     360.00%     688       79.98%
30Y LIB 1M-IO ............         531,500            2       0.10       265,750    4.500      359.56      716       75.57
30Y LIB 3M-IO ............         461,600            2       0.08       230,800    5.428      360.00      689       84.21
30Y LIB 6M ...............       6,188,344           29       1.12       213,391    6.244      359.50      695       83.18
30Y LIB 6M-IO ............      42,340,835          182       7.63       232,642    5.358      359.50      703       79.30
30Y LIB 12M ..............         512,500            2       0.09       256,250    6.910      359.55      708       86.70
30Y LIB 12M-IO ...........       1,133,480            5       0.20       226,696    5.406      359.77      698       78.92
1/29 LIB 6M ..............       1,042,864            5       0.19       208,573    6.588      359.88      702       83.29
2/28 LIB 6M ..............     162,446,026          773      29.29       210,150    5.653      358.00      683       85.37
2/28 LIB 6M-IO ...........     148,183,674          623      26.72       237,855    5.700      359.49      698       78.64
3/27 LIB 6M ..............     108,333,044          553      19.53       195,901    5.327      358.24      681       81.49
3/27 LIB 6M-IO ...........      59,947,763          276      10.81       217,202    5.588      359.19      689       76.85
3/1 LIB 12M ..............         727,981            2       0.13       363,990    5.749      357.85      674       79.42
5/25 LIB 6M ..............       4,540,601           21       0.82       216,219    5.982      359.63      711       71.20
5/25 LIB 6M-IO ...........      14,496,071           63       2.61       230,096    5.837      359.48      717       73.44
5/1 LIB 12M ..............         289,185            2       0.05       144,593    5.799      358.43      673       84.35
5/1 LIB 12M-IO ...........       1,065,000            4       0.19       266,250    6.924      359.43      646       87.47
7/23 LIB 6M ..............         139,857            1       0.03       139,857    5.875      360.00      638       68.30
7/23 LIB 6M-IO ...........         553,000            2       0.10       276,500    5.443      360.00      769       54.83
7/1 LIB 12M ..............         236,168            1       0.04       236,168    5.375      359.00      751       64.98
7/1 LIB 12M-IO ...........         240,000            1       0.04       240,000    5.000      358.00      640       80.00
10/20 LIB 6M .............         313,526            1       0.06       313,526    4.875      358.00      734       70.00
10/20 LIB 6M-IO ..........         598,200            2       0.11       299,100    5.445      358.51      749       79.87
10/1 LIB 12M .............         197,523            1       0.04       197,523    5.000      358.00      788       39.00
                              ------------        -----     ------     ---------    -----      ------      ---       -----
         Total ...........    $554,665,194        2,554     100.00%    $ 217,175    5.589%     358.78%     690       80.87%
                              ============        =====     ======


(1) A mortgage loan with a loan program including the term "30Y LIBOR 1MO" has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 3MO" has a term of 30 years and the mortgage rate adjusts quarterly based on the value of Three-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 6MO" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "30Y LIBOR 12MO" has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "1/29 LIBOR 6MO" has a term of 30 years, the first one of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6MO" has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi- annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1 LIBOR 12MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One- Year LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/1 LIBOR 12MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/1 LIBOR 12MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/1 LIBOR 12MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "10/20 LIBOR 6MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. Any mortgage loan with a loan program including the term "IO" has an interest only period.



                                      99-24



                                                 PRINCIPAL BALANCES AS OF ORIGINATION


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE    REMG.       AVERAGE    AVERAGE
RANGE OF MORTGAGE                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
LOAN PRINCIPAL BALANCES       CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------       ----------------- --------- --------- ------------ ---------  ---------    ------    --------
100,000.01 -  150,000.00 ....    $ 62,901,364        466     11.34%     $134,981    5.719%     358.60%       686     82.04%
150,000.01 -  200,000.00 ....     124,412,964        712     22.43       174,737    5.638      358.67        687     81.18
200,000.01 -  250,000.00 ....     134,501,907        600     24.25       224,170    5.598      358.72        685     81.54
250,000.01 -  300,000.00 ....     114,749,566        418     20.69       274,520    5.505      358.84        692     80.38
300,000.01 -  350,000.00 ....      99,279,087        312     17.90       318,202    5.495      359.01        696     80.02
350,000.01 -  400,000.00 ....       8,982,617         24      1.62       374,276    5.770      358.87        717     79.98
400,000.01 -  450,000.00 ....       6,275,438         15      1.13       418,363    6.139      358.74        709     76.26
450,000.01 -  500,000.00 ....       1,881,351          4      0.34       470,338    4.899      358.50        698     71.89
500,000.01 -  550,000.00 ....       1,081,000          2      0.19       540,500    5.823      359.49        717     80.16
550,000.01 -  600,000.00 ....         599,900          1      0.11       599,900    4.750      360.00        754     70.00
                                 ------------      -----    ------      --------    -----      ------        ---     -----
              Total .........    $554,665,194      2,554    100.00%     $217,175    5.589%     358.78%       690     80.87%
                                 ============      =====    ======

         As of origination, the average principal balance of the initial Group 2
Loans will be approximately $217,454.




                                                PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE    REMG.       AVERAGE    AVERAGE
RANGE OF MORTGAGE                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
LOAN PRINCIPAL BALANCES       CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------       ----------------- --------- --------- ------------ ---------  ---------    ------    --------
100,000.01 - 150,000.00...      $ 63,200,956        468      11.39%    $135,045      5.719     358.59%    686       82.08%
150,000.01 - 200,000.00...       124,313,211        711      22.41      174,843      5.636     358.67     687       81.17
200,000.01 - 250,000.00...       134,302,067        599      24.21      224,210      5.599     358.72     685       81.52
250,000.01 - 300,000.00...       114,749,566        418      20.69      274,520      5.505     358.84     692       80.38
300,000.01 - 350,000.00...        99,279,087        312      17.90      318,202      5.495     359.01     696       80.02
350,000.01 - 400,000.00...         8,982,617         24       1.62      374,276      5.770     358.87     717       79.98
400,000.01 - 450,000.00...         6,275,438         15       1.13      418,363      6.139     358.74     709       76.26
450,000.01 - 500,000.00...         1,881,351          4       0.34      470,338      4.899     358.50     698       71.89
500,000.01 - 550,000.00...         1,081,000          2       0.19      540,500      5.823     359.49     717       80.16
550,000.01 - 600,000.00...           599,900          1       0.11      599,900      4.750     360.00     754       70.00
                                ------------      -----     ------     --------      -----     ------     ---       -----
         Total ...........      $554,665,194      2,554     100.00%    $217,175      5.589     358.78%    690       80.87%
                                ============      =====     ======


         As of the Cut-off Date, the average current principal balance of the initial Group 2 Loans will be approximately $217,175.




                                      99-25



                                                            MORTGAGE RATES


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                   AVERAGE    REMG.       AVERAGE    AVERAGE
RANGE OF MORTGAGE                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
RATES (%)                     CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------       ----------------- --------- --------- ------------ ---------  ---------    ------    --------
  3.000 -  3.499 .......       $    935,986            4       0.17%  $233,997      3.312%    357.01%      725        80.00%
  3.500 -  3.999 .......         16,798,522           70       3.03    239,979      3.772     358.20       720        73.10
  4.000 -  4.499 .......         34,018,399          148       6.13    229,854      4.257     358.25       716        75.07
  4.500 -  4.999 .......         90,952,851          411      16.40    221,296      4.727     358.46       702        78.53
  5.000 -  5.499 .......        110,369,522          499      19.90    221,181      5.214     358.69       694        80.30
  5.500 -  5.999 .......        148,474,187          719      26.77    206,501      5.714     358.86       684        81.14
  6.000 -  6.499 .......         62,122,877          283      11.20    219,515      6.186     359.10       683        82.60
  6.500 -  6.999 .......         47,528,838          217       8.57    219,027      6.692     359.05       675        84.29
  7.000 -  7.499 .......         20,409,112           90       3.68    226,768      7.228     359.36       679        86.25
  7.500 -  7.999 .......         14,274,275           70       2.57    203,918      7.674     359.18       673        88.89
  8.000 -  8.499 .......          3,542,848           17       0.64    208,403      8.173     359.05       650        87.00
  8.500 -  8.999 .......          3,246,772           17       0.59    190,987      8.680     359.11       672        90.94
  9.000 -  9.499 .......          1,801,088            8       0.32    225,136      9.131     359.45       646        87.90
  9.500 -  9.999 .......            189,916            1       0.03    189,916      9.990     360.00       627        95.00
                               ------------        -----     ------   --------      -----     ------       ---        -----
           Total .......       $554,665,194        2,554     100.00%  $217,175      5.589%    358.78%      690        80.87%
                               ============        =====     ======

____________

       As of the Cut-off Date, the weighted average mortgage rate of the initial Group 2 Loans will be approximately 5.589% per annum.


                                      99-26


                                                         NEXT ADJUSTMENT DATE


                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
                                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
NEXT ADJUSTMENT DATE         CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
September 1, 2004 .......   $    235,200           1        0.04%    $235,200    4.500      359.00%      762      70.00%
November 1, 2004 ........        947,551           4        0.17      236,888    4.395      359.25       699      80.00
December 1, 2004 ........      1,354,950           6        0.24      225,825    5.921      358.29       680      87.57
January 1, 2005 .........     21,224,364          89        3.83      238,476    5.478      359.00       701      80.99
February 1, 2005 ........     20,622,865          92        3.72      224,162    5.391      360.00       703      77.47
March 1, 2005 ...........      5,283,800          24        0.95      220,158    5.785      360.00       699      82.42
July 1, 2005 ............        622,592           3        0.11      207,531    7.169      359.00       652      80.62
August 1, 2005 ..........        908,372           3        0.16      302,791    6.197      360.00       738      85.17
September 1, 2005 .......      1,157,880           6        0.21      192,980    5.568      360.00       699      80.48
February 1, 2006 ........        546,994           2        0.10      273,497    7.507      354.00       596      84.03
March 1, 2006 ...........        291,657           2        0.05      145,829    6.392      355.00       668      92.28
April 1, 2006 ...........     14,044,780          62        2.53      226,529    4.977      356.00       682      87.34
May 1, 2006 .............     49,377,347         237        8.90      208,343    5.112      357.00       685      88.48
June 1, 2006 ............     53,401,449         257        9.63      207,788    5.670      358.05       682      86.83
July 1, 2006 ............     87,152,888         387       15.71      225,201    6.081      359.00       689      80.52
August 1, 2006 ..........     89,319,513         370       16.10      241,404    5.706      360.00       699      77.43
September 1, 2006 .......     16,350,190          78        2.95      209,618    5.582      360.00       702      78.07
March 1, 2007 ...........        312,381           1        0.06      312,381    4.250      355.00       689      78.75
April 1, 2007 ...........      7,506,332          39        1.35      192,470    4.677      356.02       686      81.96
May 1, 2007 .............     29,887,807         145        5.39      206,123    4.925      357.09       688      84.06
June 1, 2007 ............     42,265,555         212        7.62      199,366    5.475      358.24       679      81.39
July 1, 2007 ............     53,678,784         272        9.68      197,348    5.602      359.10       677      78.31
August 1, 2007 ..........     29,825,711         136        5.38      219,307    5.729      360.00       695      76.58
September 1, 2007 .......      5,677,100          27        1.02      210,263    5.399      360.00       694      73.72
May 1, 2009 .............        432,000           2        0.08      216,000    5.625      357.00       724      74.74
June 1, 2009 ............        944,873           5        0.17      188,975    5.212      358.00       707      73.96
July 1, 2009 ............      7,100,050          34        1.28      208,825    6.046      359.00       711      75.40
August 1, 2009 ..........      9,829,985          41        1.77      239,756    5.946      360.00       713      73.17
September 1, 2009 .......      2,083,950           8        0.38      260,494    5.803      360.00       709      71.35
June 1, 2011 ............        240,000           1        0.04      240,000    5.000      358.00       640      80.00
July 1, 2011 ............        236,168           1        0.04      236,168    5.375      359.00       751      64.98
August 1, 2011 ..........        439,857           2        0.08      219,929    5.619      360.00       741      54.71
September 1, 2011 .......        253,000           1        0.05      253,000    5.375      360.00       746      62.47
June 1, 2014 ............        805,249           3        0.15      268,416    4.951      358.00       743      65.95
July 1, 2014 ............        304,000           1        0.05      304,000    5.875      359.00       774      80.00
                            ------------       -----      ------     --------    -----      ------       ---      -----
       Total ............   $554,665,194       2,554      100.00%    $217,175    5.589      358.78%      690      80.87%
                            ============       =====      ======


       As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the initial Group 2 Loans will be approximately 26 months.




                                      99-27


                                  GROSS MARGIN


                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
RANGE OF GROSS                                  NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
MARGINS (%)                  CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
  1.750 -  1.999 ....        $  5,433,078          25       0.98%     $217,323     3.865%    357.32%      733        78.94%
  2.000 -  2.249 ....           5,635,451          28       1.02       201,266     4.447     357.73       712        75.12
  2.250 -  2.499 ....          18,034,552          79       3.25       228,285     4.629     357.82       710        73.91
  2.500 -  2.749 ....          15,296,682          75       2.76       203,956     4.751     357.40       693        77.29
  2.750 -  2.999 ....          35,918,156         164       6.48       219,013     5.059     357.49       696        82.92
  3.000 -  3.249 ....          50,706,002         240       9.14       211,275     5.138     358.00       702        85.54
  3.250 -  3.499 ....          96,007,912         421      17.31       228,047     5.298     358.91       726        79.68
  3.500 -  3.749 ....          57,967,012         259      10.45       223,811     5.547     358.97       688        82.55
  3.750 -  3.999 ....         102,484,879         453      18.48       226,236     5.761     359.38       680        78.44
  4.000 -  4.249 ....           6,657,185          34       1.20       195,800     6.176     358.32       688        87.15
  4.250 -  4.499 ....           6,988,112          31       1.26       225,423     5.988     358.90       656        82.94
  4.500 -  4.749 ....           9,703,816          45       1.75       215,640     5.913     359.11       673        82.56
  4.750 -  4.999 ....          10,256,730          48       1.85       213,682     5.682     359.09       663        81.57
  5.000 -  5.249 ....          29,093,158         140       5.25       207,808     6.234     359.13       675        80.82
  5.250 -  5.499 ....          21,382,789         115       3.86       185,937     5.834     359.06       660        80.20
  5.500 -  5.749 ....          26,350,554         140       4.75       188,218     5.997     359.11       659        81.09
  5.750 -  5.999 ....          30,723,925         139       5.54       221,035     6.268     359.32       683        80.45
  6.000 -  6.249 ....           9,208,546          40       1.66       230,214     6.580     358.96       654        84.36
  6.250 -  6.499 ....           9,252,868          43       1.67       215,183     6.841     358.85       654        89.35
  6.500 -  6.749 ....           2,381,700          12       0.43       198,475     7.236     359.33       642        86.52
  6.750 -  6.999 ....           2,550,447          11       0.46       231,859     6.654     359.19       668        75.78
  7.000 -  7.249 ....             684,352           2       0.12       342,176     6.938     360.00       686        71.41
  7.250 -  7.499 ....             352,792           2       0.06       176,396     7.672     357.49       642        91.89
  7.500 -  7.749 ....             422,100           2       0.08       211,050     7.885     358.56       632        90.00
  7.750 -  7.999 ....             131,791           1       0.02       131,791     9.190     358.00       636        67.34
  8.500 -  8.749 ....             328,898           2       0.06       164,449     8.598     359.39       664        82.30
  8.750 -  8.999 ....             209,000           1       0.04       209,000     9.000     360.00       686        95.00
  9.000 -  9.249 ....             312,794           1       0.06       312,794     9.250     359.00       643        95.00
  9.500 -  9.749 ....             189,916           1       0.03       189,916     9.990     360.00       627        95.00
                             ------------       -----     ------      --------     -----     ------       ---        -----
           Total ....        $554,665,194       2,554     100.00%     $217,175     5.589%    358.78%      690        80.87%
                             ============       =====     ======
___________

       As of the Cut-off Date, the weighted average Gross Margin of the initial Group 2 Loans will be approximately 3.929% per annum.





                                      99-28



                                         MAXIMUM MORTGAGE RATE



                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
RANGE OF MAXIMUM                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
MORTGAGE RATES (%)           CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
    9.000 -  9.499 ....     $    935,986            4      0.17%      $233,997     3.312%    357.01%     725        80.00%
    9.500 -  9.999 ....       18,654,773           78      3.36        239,164     3.914     358.31      719        73.58
   10.000 - 10.499 ....       35,605,422          155      6.42        229,712     4.301     358.28      717        74.87
   10.500 - 10.999 ....       90,599,040          411     16.33        220,436     4.743     358.46      702        78.66
   11.000 - 11.499 ....      105,025,858          478     18.94        219,719     5.212     358.66      693        80.59
   11.500 - 11.999 ....      140,168,222          679     25.27        206,433     5.714     358.81      683        81.33
   12.000 - 12.499 ....       57,707,145          264     10.40        218,588     6.125     359.09      682        82.27
   12.500 - 12.999 ....       47,529,520          219      8.57        217,030     6.517     359.07      676        83.88
   13.000 - 13.499 ....       27,239,800          115      4.91        236,868     6.920     359.37      684        84.56
   13.500 - 13.999 ....       17,940,201           88      3.23        203,866     7.319     359.29      677        86.35
   14.000 - 14.499 ....        6,082,946           28      1.10        217,248     7.880     359.38      670        86.80
   14.500 - 14.999 ....        4,181,861           21      0.75        199,136     8.353     359.27      681        90.47
   15.000 - 15.499 ....        2,116,215            9      0.38        235,135     8.954     359.52      630        86.66
   15.500 - 15.999 ....          546,777            3      0.10        182,259     9.067     358.44      662        94.42
   16.000 - 16.499 ....          131,791            1      0.02        131,791     9.190     358.00      636        67.34
   16.500 - 16.999 ....          199,636            1      0.04        199,636     8.500     359.00      659        74.07
                            ------------        -----    ------       --------     -----     ------      ---        -----
           Total ......     $554,665,194        2,554    100.00%      $217,175     5.589%    358.78%     690        80.87%
                            ============        =====    ======
_________________

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the initial Group 2 Loans will be approximately 11.636% per annum.



                                      99-29



                                       INITIAL FIXED-RATE PERIOD



                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
                                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
INITIAL FIXED PERIOD         CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
One Month ................    $    235,200            1     0.04%     $235,200     4.500%      359.00%    762       70.00%
Three Months .............         904,351            4     0.16       226,088     5.196       360.00     686       82.15
Six Months ...............      48,529,179          211     8.75       229,996     5.471       359.50     702       79.79
One Year .................       2,688,845           12     0.48       224,070     6.151       359.77     701       82.10
Two Years ................     310,629,700        1,396    56.00       222,514     5.676       358.71     690       82.16
Three Years ..............     169,008,788          831    30.47       203,380     5.421       358.58     684       79.84
Five Years ...............      20,390,858           90     3.68       226,565     5.926       359.50     712       73.83
Seven Years ..............       1,169,026            5     0.21       233,805     5.390       359.39     723       63.66
Ten Years ................       1,109,249            4     0.20       277,312     5.204       358.27     752       69.80
                              ------------        -----   ------      --------     -----       ------     ---       -----
    Total ................    $554,665,194        2,554   100.00%     $217,175     5.589%      358.78%    690       80.87%
                              ============        =====   ======




                                        INITIAL RATE CAP


                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
                                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
INITIAL CAP (%)              CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
1.000 ....................    $ 50,964,071         221       9.19%    $ 230,607     5.459%   359.51%     702       79.77%
1.500 ....................         700,553           3       0.13       233,518     6.801    357.50      630       83.62
2.000 ....................       6,838,274          29       1.23       235,803     6.058    359.07      690       82.25
3.000 ....................     335,140,864       1,532      60.42       218,760     5.819    359.37      689       78.58
3.375 ....................         163,649           1       0.03       163,649     5.625    359.00      630       80.00
5.000 ....................       3,003,434          12       0.54       250,286     5.885    358.85      702       76.14
6.000 ....................     157,854,349         756      28.46       208,802     5.111    357.27      689       86.11
                              ------------       -----     ------     ---------     -----    ------      ---       -----
    Total ................    $554,665,194       2,554     100.00%    $ 217,175     5.589%   358.78%     690       80.87%
                              ============       =====     ======




                                                 PERIODIC RATE CAP


                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
                                                NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
SUBSEQUENT CAP (%)          CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
1.000 ....................    $550,778,285      2,539      99.30%     $216,927     5.583%   358.77%     691       80.91%
1.500 ....................       1,057,265          4       0.19       264,316     7.411    359.42      567       67.96
2.000 ....................       2,829,644         11       0.51       257,240     5.980    358.81      684       77.67
                              ------------      -----     ------      --------     -----    ------      ---       -----
    Total ................    $554,665,194      2,554     100.00%     $217,175     5.589%   358.78%     690       80.87%
                              ============      =====     ======



                                      99-30



                                            ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
RANGE OF LOAN-TO-VALUE                         NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
RATIOS (%)                  CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
    25.01 - 30.00 ......     $    335,000           2        0.06%    $167,500      4.718%    359.58%     712      27.15%
    30.01 - 35.00 ......          889,047           4        0.16      222,262      4.756     358.43      711      32.99
    35.01 - 40.00 ......        1,017,164           6        0.18      169,527      5.225     358.64      690      37.88
    40.01 - 45.00 ......          959,889           6        0.17      159,982      4.964     358.97      704      43.31
    45.01 - 50.00 ......        2,116,857           9        0.38      235,206      4.883     358.23      689      47.77
    50.01 - 55.00 ......        3,770,464          21        0.68      179,546      5.281     359.14      695      53.01
    55.01 - 60.00 ......        5,968,412          28        1.08      213,158      5.239     358.86      683      58.65
    60.01 - 65.00 ......       10,659,807          46        1.92      231,735      5.208     358.95      708      63.01
    65.01 - 70.00 ......       80,725,275         333       14.55      242,418      4.973     359.50      713      69.57
    70.01 - 75.00 ......       19,925,050          90        3.59      221,389      5.330     358.70      690      73.78
    75.01 - 80.00 ......      239,971,397       1,111       43.26      215,996      5.576     359.11      688      79.82
    80.01 - 85.00 ......       17,470,654          84        3.15      207,984      5.757     358.37      672      83.90
    85.01 - 90.00 ......       97,951,554         457       17.66      214,336      6.024     358.14      684      89.72
    90.01 - 95.00 ......       70,881,488         346       12.78      204,860      5.886     357.78      681      94.79
    95.01 -100.00 ......        2,023,135          11        0.36      183,921      6.695     358.87      731      99.55
                             ------------       -----      ------     --------      -----     ------      ---      -----
          Total ........     $554,665,194       2,554      100.00%    $217,175      5.589%    358.78%     690      80.87%
                             ============       =====      ======
__________________

         The minimum and maximum loan-to-value ratios of the initial Group 2
Loans at origination were approximately 26.54% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the initial Group 2 Loans at origination was approximately 80.87%.




                                           OCCUPANCY TYPES


                                                                                          WEIGHTED
                                                                                WEIGHTED   AVERAGE     WEIGHTED   WEIGHTED
                                                                                 AVERAGE    REMG.       AVERAGE    AVERAGE
                                                 NO. OF      % OF      AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
OCCUPANCY                     CURRENT BALANCE    LOANS      TOTAL      BALANCE       WAC     (MONTHS)     SCORE       LTV
-----------------------     ----------------- --------- --------- ------------ ---------  ---------    ------    --------
Owner Occupied ...........    $450,466,591    2,067        81.21%     $217,933    5.541%     358.80%    687       81.02%
Investment ...............      88,702,319      414        15.99       214,257    5.864      358.67     707       80.31
Second Home ..............      15,496,284       73         2.79       212,278    5.421      358.68     703       79.83
                              ------------    -----       ------      --------    -----      ------     ---       -----
    Total ................    $554,665,194    2,554       100.00%     $217,175    5.589%     358.78%    690       80.87%
                              ============    =====       ======

         Occupancy type is based on the representation of the borrower at the time of origination.




                                      99-31



                                             MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE


                                                                                                 WEIGHTED      WEIGHTED    WEIGHTED
                                                                                 WEIGHTED        AVERAGE       AVERAGE     AVERAGE
                           CURRENT       NO. OF       % OF        AVERAGE      AVERAGE GROSS    REMG. TERM     CREDIT      ORIGINAL
DOCUMENT TYPE              BALANCE        LOANS       TOTAL       BALANCE           WAC          (MONTHS)       SCORE        LTV
-------------              -------        -----       -----       -------           ---          --------       -----        ---
Progressive Series
Program (Limited
(Stated)
Documentation).............$ 198,120,840     862     35.72%     $ 229,839        5.617%         359.35%         701         78.14%
Progressive Series
Program
(Full Documentation).......  137,269,265     663     24.75        207,043        5.434          359.23          682         78.63
Progressive Express(TM)
Program (Non Verified
Assets)....................  119,348,687     550     21.52        216,998        5.575          357.89          681         84.56
Progressive Express(TM)
No Doc Program (No
Documentation).............   64,091,932     317     11.56        202,183        5.495          357.65          693         85.85
Progressive Express(TM)
Program (Verified
Assets)....................   28,646,207     128      5.16        223,798        6.222          358.71          688         82.63
Progressive Express(TM)
No Doc Program
(Verified Assets)..........    3,126,946      15      0.56        208,463        6.717          359.72          711         89.45
Progressive Series
Program ( Alternative
Documentation).............    1,990,840       8      0.36        248,855        5.942          359.71          670         80.86
Progressive Series
Program (Full
Income/Stated Assets
Documentation).............    1,621,143       9      0.29        180,127        6.062          358.38          656         85.06
Progressive Series
Program (No
Income/No Asset
Documentation).............      449,334       2      0.08        224,667        6.218          358.00          661         87.00
                           -------------   -----    ------      ---------        -----          ------          ---         -----
Total......................$ 554,665,194   2,554    100.00%     $ 217,175        5.589%         358.78%         690         80.87%
                           =============   =====    ======

         See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.






                                     99-32



                                                            RISK CATEGORIES


                                                                                              WEIGHTED
                                                                               WEIGHTED       AVERAGE       WEIGHTED      WEIGHTED
                                                                                AVERAGE        REMG.         AVERAGE      AVERAGE
                                                 NO. OF     % OF    AVERAGE      GROSS          TERM         CREDIT       ORIGINAL
CREDIT GRADE CATEGORY         CURRENT BALANCE    LOANS     TOTAL    BALANCE       WAC         (MONTHS)        SCORE         LTV
---------------------         ---------------    -----     -----    -------       ---         --------        -----         ---
A+(1).......................... $ 270,132,199   1,216      48.70%   $222,148     5.322%       358.84%         725         79.72%
A(1)...........................   212,194,219     991      38.26     214,121     5.637        358.53          654         82.26
A- (1).........................    18,851,841      99       3.40     190,423     6.077        358.93          612         80.06
C(1)...........................       229,802       1       0.04     229,802     6.750        359.00          545         68.24
CX(1)..........................       226,641       1       0.04     226,641     8.400        354.00          526         68.94
Progressive Express(TM)I(2)....    28,579,592     135       5.15     211,701     6.237        359.50          726         80.45
Progressive Express(TM)II(2)...    20,404,992      94       3.68     217,074     6.934        359.22          649         84.01
Progressive Express(TM)III(2)..     1,792,947       8       0.32     224,118     7.274        359.28          630         82.54
Progressive Express(TM)IV(2)...     1,395,695       6       0.25     232,616     6.559        359.17          604         77.47
Progressive Express(TM)V(2)....       557,466       2       0.10     278,733     6.973        359.45          578         64.44
Progressive Express(TM)VI(2)...       299,799       1       0.05     299,799     8.000        359.00          524         66.67
                                -------------   -----     ------    --------     -----        ------          ---         -----
Total.......................... $ 554,665,194   2,554     100.00%   $217,175     5.589%       358.78%         690         80.87%
                                =============   =====     ======

___________________

(1) All of these initial Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, C and CX correspond to Progressive Series I+, I and II, III and III+, V and VI, respectively.

(2) These initial Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these initial Group 2 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi(TM) Program has been placed in either Progressive Express(TM) Program II or III.

         SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.




                                     99-33



                                                            PROPERTY TYPES


                                                                                               WEIGHTED
                                                                                   WEIGHTED    AVERAGE       WEIGHTED      WEIGHTED
                                                                                    AVERAGE     REMG.         AVERAGE       AVERAGE
                                                    NO. OF     % OF      AVERAGE     GROSS       TERM         CREDIT       ORIGINAL
PROPERTY TYPE                    CURRENT BALANCE     LOANS    TOTAL      BALANCE      WAC      (MONTHS)        SCORE          LTV
-------------                    ---------------     -----    -----      -------      ---      --------        -----          ---
Single-Family Residence.......    $ 379,871,687     1,794      68.49%   $ 211,746    5.517%     358.62%         686         81.53%
Condominium...................       63,879,248       299      11.52      213,643    5.521      358.96          702         80.05
De minimis PUD................       36,796,481       159       6.63      231,424    5.804      359.52          690         79.07
Planned Unit Development......       25,694,819       120       4.63      214,123    5.897      359.46          694         80.17
Two Family....................       21,617,260        91       3.90      237,552    5.988      358.77          694         80.98
Four Family...................       14,420,512        44       2.60      327,739    5.926      358.81          714         76.33
Three Family..................        7,456,208        27       1.34      276,156    5.755      358.89          715         74.49
High-rise/Condominium.........        3,443,868        12       0.62      286,989    5.864      359.10          721         80.65
Townhouse.....................        1,485,111         8       0.27      185,639    5.753      359.11          666         79.26
                                  -------------     -----     ------    ---------    -----      ------          ---         -----
Total.........................    $ 554,665,194     2,554     100.00%   $ 217,175    5.589%     358.78%         690         80.87%
                                  =============     =====     ======




                                     99-34



                                            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE      WEIGHTED     WEIGHTED
                                                                                   AVERAGE        REMG.        AVERAGE      AVERAGE
                                     CURRENT     NO. OF      % OF    AVERAGE        GROSS         TERM         CREDIT      ORIGINAL
STATE                                BALANCE      LOANS     TOTAL    BALANCE         WAC        (MONTHS)        SCORE         LTV
-----                                -------      -----     -----    -------         ---        --------        -----         ---
Alabama.......................   $    1,224,714       6       0.22%   $204,119      4.795%     358.29%          692         77.39%
Arkansas......................        1,708,471      10       0.31     170,847      6.052      358.18           697         90.65
Arizona.......................       19,540,383     110       3.52     177,640      5.672      358.42           672         84.12
California....................      237,626,569     944      42.84     251,723      5.470      359.19           699         77.82
Colorado......................       16,013,378      82       2.89     195,285      5.403      358.11           683         84.31
Connecticut...................        3,053,078      16       0.55     190,817      6.213      358.10           675         83.07
District of Columbia..........          984,668       4       0.18     246,167      5.934      358.19           636         87.62
Delaware......................        1,808,729      10       0.33     180,873      5.168      357.34           674         85.76
Florida.......................       44,043,477     242       7.94     181,998      5.967      358.89           692         83.82
Georgia.......................        7,432,892      39       1.34     190,587      5.585      357.94           684         88.49
Hawaii........................        2,350,107       9       0.42     261,123      5.948      358.48           673         78.71
Iowa..........................          587,250       3       0.11     195,750      5.828      358.49           688         91.33
Idaho.........................          922,019       6       0.17     153,670      5.639      358.49           653         86.88
Illinois......................       16,492,018      82       2.97     201,122      5.889      358.51           684         83.01
Indiana.......................        1,931,461      10       0.35     193,146      5.862      359.18           716         81.02
Kansas........................        2,194,241      11       0.40     199,476      5.537      358.36           693         84.06
Kentucky......................          560,795       4       0.10     140,199      5.432      358.25           700         89.86
Louisiana.....................          421,207       3       0.08     140,402      5.292      356.97           686         88.98
Massachusetts.................       15,921,513      67       2.87     237,635      5.432      358.43           681         78.27
Maryland......................       13,658,375      66       2.46     206,945      5.730      358.94           684         81.42
Maine.........................          679,918       3       0.12     226,639      4.967      357.29           733         76.34
Michigan......................        4,178,371      23       0.75     181,668      6.233      358.53           675         87.93
Minnesota.....................       18,988,654      98       3.42     193,762      5.577      358.10           677         84.52
Missouri......................        5,299,074      30       0.96     176,636      5.587      357.96           668         87.07
Mississippi...................        1,215,747       7       0.22     173,678      5.288      358.10           657         82.32
Montana.......................          917,195       4       0.17     229,299      6.715      358.02           642         89.87
North Carolina................        4,958,840      27       0.89     183,661      5.549      358.28           689         84.25
North Dakota..................          135,855       1       0.02     135,855      5.650      360.00           752         80.00
Nebraska......................          887,114       5       0.16     177,423      5.557      357.19           665         94.31
New Hampshire.................        3,035,320      13       0.55     233,486      5.298      357.66           683         79.79
New Jersey....................       12,330,951      50       2.22     246,619      6.006      358.38           674         83.26
New Mexico....................        1,353,126       6       0.24     225,521      5.412      357.75           686         82.99
Nevada........................       28,547,825     135       5.15     211,465      5.682      358.61           694         81.68
New York......................        6,751,710      25       1.22     270,068      5.969      358.16           677         80.70
Ohio..........................        5,365,388      30       0.97     178,846      5.295      358.20           675         83.03
Oklahoma......................          304,739       2       0.05     152,369      6.234      358.27           675         88.63
Oregon........................        8,925,696      53       1.61     168,409      5.337      358.72           680         80.36
Pennsylvania..................        3,645,855      18       0.66     202,547      5.654      358.69           674         80.99
Rhode Island..................        1,233,628       5       0.22     246,726      5.755      357.64           703         91.42
South Carolina................        2,723,063      15       0.49     181,538      5.477      357.58           697         91.04
South Dakota..................          580,166       3       0.10     193,389      5.520      359.00           672         78.45
Tennessee.....................        1,583,570       9       0.29     175,952      5.421      358.09           669         86.32
Texas.........................        8,144,660      43       1.47     189,411      5.762      358.61           688         84.21
Utah..........................        5,081,433      29       0.92     175,222      5.428      358.52           712         84.28
Virginia......................       17,372,589      80       3.13     217,157      5.770      358.51           683         83.22
Washington....................       17,799,894      94       3.21     189,361      5.283      358.79           682         80.35
Wisconsin.....................        4,149,465      22       0.75     188,612      5.523      357.80           672         82.94
                                 --------------   -----     ------    --------      -----      ------           ---         -----
Total.........................   $  554,665,194   2,554     100.00%   $217,175      5.589%     358.78%          690         80.87%
                                 ==============   =====     ======


         No more than approximately 0.55% of the initial Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.






                                     99-35



                                                         DEBT-TO-INCOME RATIO


                                                                                                  WEIGHTED
                                                                                     WEIGHTED     AVERAGE      WEIGHTED    WEIGHTED
                                                                                      AVERAGE      REMG.        AVERAGE     AVERAGE
                                                   NO. OF        % OF     AVERAGE      GROSS        TERM        CREDIT     ORIGINAL
DESCRIPTION (%)                 CURRENT BALANCE     LOANS       TOTAL     BALANCE       WAC       (MONTHS)       SCORE        LTV
---------------                 ---------------     -----       -----     -------       ---       --------       -----        ---
0.01 -5.00.................     $     487,500          2       0.09%   $ 243,750      5.255%       359.65%        732        63.33%
5.01 - 10.00...............           490,920          3       0.09      163,640      5.574        358.98         644        80.22
10.01 - 15.00..............         1,459,095          7       0.26      208,442      5.962        359.19         668        80.59
15.01 - 20.00..............         5,698,574         28       1.03      203,521      5.552        359.35         698        75.70
20.01 - 25.00..............        10,537,853         48       1.90      219,539      5.863        359.23         696        75.96
25.01 - 30.00..............        17,183,721         82       3.10      209,558      5.669        359.33         696        77.31
30.01 - 35.00..............        34,830,537        160       6.28      217,691      5.643        359.37         694        78.75
35.01 - 40.00..............        63,915,108        293      11.52      218,140      5.698        359.35         694        78.73
40.01 - 45.00..............        89,961,963        396      16.22      227,177      5.779        359.37         688        78.93
45.01 - 50.00..............        90,556,621        410      16.33      220,870      5.641        359.33         685        78.99
50.01 - 55.00..............         6,872,023         29       1.24      236,966      5.348        359.26         687        73.00
Greater than 55.00.........           922,356          4       0.17      230,589      6.061        359.50         702        75.91
Not Required...............       231,748,922      1,092      41.78      212,224      5.442        357.98         691        84.17
                                -------------      -----     ------    ---------      -----        ------         ---        -----
Total......................     $ 554,665,194      2,554     100.00%   $ 217,175      5.589%       358.78%        690        80.87%
                                =============      =====     ======

         As of the Cut-off Date, the weighted average debt-to-income ratio of the initial Group 2 Loans will be approximately 40.17% per annum.




                                                          PREPAYMENT PENALTY




                                                                                      WEIGHTED    WEIGHTED
                                                                                       AVERAGE     AVERAGE    WEIGHTED   WEIGHTED
TERM CREDIT ORIGINAL                                NO. OF     % OF       AVERAGE      GROSS        REMG.     AVERAGE     AVERAGE
NUMBER OF MONTHS                 CURRENT BALANCE     LOANS     TOTAL      BALANCE        WAC      (MONTHS)     SCORE        LTV
----------------                 ---------------     -----     -----      -------        ---      --------     -----        ---
0............................     $ 152,041,009       686      27.41%   $ 221,634       5.657%     358.25%     690         82.80%
6............................         3,984,977        18       0.72      221,388       5.312      358.99      702         79.55
7............................           366,800         2       0.07      183,400       4.099      360.00      711         70.00
12...........................        76,579,156       327      13.81      234,187       5.455      359.33      698         77.02
24...........................       216,331,929       987      39.00      219,181       5.631      358.84      691         81.55
36...........................       105,361,323       534      19.00      197,306       5.517      358.98      683         79.58
                                  -------------     -----     ------    ---------       -----      ------      ---         -----
Total........................     $ 554,665,194     2,554     100.00%   $ 217,175       5.589%     358.78%     690         80.87%
                                  =============     =====     ======




                                     99-36



                                                MONTHS REMAINING TO SCHEDULED MATURITY




                                                                                       WEIGHTED     WEIGHTED
                                                                                        AVERAGE      AVERAGE    WEIGHTED   WEIGHTED
TERM CREDIT ORIGINAL                                  NO. OF     % OF      AVERAGE       GROSS        REMG.     AVERAGE     AVERAGE
RANGE OF MONTHS                  CURRENT BALANCE       LOANS     TOTAL     BALANCE        WAC      (MONTHS)     SCORE        LTV
---------------                  ---------------       -----     -----     -------        ---      --------     -----        ---
301-360...................... $554,665,194             2,554     100.00%   $217,175    5.589%      358.78%       690       80.87%
                              ------------             -----     ------    --------    -----       ------        ---       -----
Total........................ $554,665,194             2,554     100.00%   $217,175    5.589%      358.78%       690       80.87%
                              ============             =====     ======

         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the initial Group 2 Loans will be approximately 359 months.


                                                            CREDIT SCORES




                                                                                       WEIGHTED     WEIGHTED
                                                                                        AVERAGE      AVERAGE    WEIGHTED   WEIGHTED
TERM CREDIT ORIGINAL                                  NO. OF     % OF      AVERAGE       GROSS        REMG.     AVERAGE     AVERAGE
RANGE OF CREDIT SCORES           CURRENT BALANCE       LOANS     TOTAL     BALANCE        WAC      (MONTHS)     SCORE        LTV
----------------------           ---------------       -----     -----     -------        ---      --------     -----        ---
801-820......................   $   2,214,307              9      0.40%   $246,034       4.959%     358.42%     805         75.95%
781-800......................      18,163,006             80      3.27     227,038       5.167      358.91      789         77.52
761-780......................      32,769,930            143      5.91     229,160       5.168      358.92      769         77.60
741-760......................      39,927,789            179      7.20     223,060       5.357      359.16      749         78.04
721-740......................      57,285,506            255     10.33     224,649       5.393      358.89      730         79.72
701-720......................      67,134,003            306     12.10     219,392       5.501      358.80      710         81.81
681-700......................      84,412,932            393     15.22     214,791       5.573      358.88      690         80.58
661-680......................      83,212,492            379     15.00     219,558       5.572      358.68      671         81.23
641-660......................      80,968,285            385     14.60     210,307       5.815      358.64      651         82.68
621-640......................      64,507,691            303     11.63     212,897       5.875      358.44      631         83.41
601-620......................      20,688,683            107      3.73     193,352       6.092      358.80      612         81.38
581-600......................       2,066,864             10      0.37     206,686       6.792      359.52      594         74.75
561-580......................         557,466              2      0.10     278,733       6.973      359.45      578         64.44
541-560......................         229,802              1      0.04     229,802       6.750      359.00      545         68.24
521-540......................         526,440              2      0.09     263,220       8.172      356.85      525         67.65
                                -------------          -----    ------    --------       -----      ------      ---         -----
Total........................   $ 554,665,194          2,554    100.00%   $217,175       5.589%     358.78%     690         80.87%
                                =============          =====    ======

         As of the Cut-off Date, the weighted average credit score of the initial Group 2 Loans for which credit scores are available will be approximately 690.





                                     99-37



                                                       RANGE OF MONTHS TO ROLL




                                                                                       WEIGHTED     WEIGHTED
                                                                                        AVERAGE      AVERAGE    WEIGHTED   WEIGHTED
TERM CREDIT ORIGINAL                                  NO. OF     % OF      AVERAGE       GROSS        REMG.     AVERAGE     AVERAGE
NUMBER OF MONTHS                 CURRENT BALANCE       LOANS     TOTAL     BALANCE        WAC      (MONTHS)     SCORE        LTV
----------------                 ---------------       -----     -----     -------        ---      --------     -----        ---
1-6..........................    $  49,668,730          216       8.95%   $ 229,948     5.462%      359.51%       702      79.79%
7-12.........................        2,688,845           12       0.48      224,070     6.151       359.77        701      82.10
13-18........................          546,994            2       0.10      273,497     7.507       354.00        596      84.03
19-24........................      310,082,705        1,394      55.90      222,441     5.672       358.72        690      82.16
25-31........................          312,381            1       0.06      312,381     4.250       355.00        689      78.75
32-37........................      168,696,408          830      30.41      203,249     5.424       358.58        684      79.84
56-61........................       20,390,858           90       3.68      226,565     5.926       359.50        712      73.83
80-85........................        1,169,026            5       0.21      233,805     5.390       359.39        723      63.66
Greater than 85..............        1,109,249            4       0.20      277,312     5.204       358.27        752      69.80
                                 -------------        -----     ------    ---------     -----       ------        ---      -----
Total........................    $ 554,665,194        2,554     100.00%   $ 217,175     5.589%      358.78%       690      80.87%
                                 =============        =====     ======

         As of the Cut-off Date, the weighted average months to roll of the initial Group 2 Loans will be approximately 26 months.




                                                             LOAN PURPOSES



                                                                                   WEIGHTED     WEIGHTED
                                                                                    AVERAGE      AVERAGE    WEIGHTED   WEIGHTED
                                                  NO. OF     % OF      AVERAGE       GROSS        REMG.     AVERAGE     AVERAGE
LOAN PURPOSE                 CURRENT BALANCE       LOANS     TOTAL     BALANCE        WAC      (MONTHS)     SCORE        LTV
------------                 ---------------       -----     -----     -------        ---      --------     -----        ---
Purchase...................   $ 357,337,129       1,640       64.42%   $217,888      5.614%     358.85%     699         81.99%
Refinance - Cash Out.......     148,414,868         668       26.76     222,178      5.537      358.60      675         78.25
Refinance - Rate/Term......      48,913,197         246        8.82     198,834      5.564      358.76      671         80.64
                              -------------       -----      ------    --------      -----      ------      ---         -----
Total......................   $ 554,665,194       2,554      100.00%   $217,175      5.589%     358.78%     690         80.87%
                              =============       =====      ======

         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.




                                     99-38